                                      SEMIANNUAL REPORT
                                      MARCH 31, 2003

PRUDENTIAL
JENNISON EQUITY
OPPORTUNITY FUND

FUND TYPE
Small- to mid-capitalization stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  PRUDENTIAL FINANCIAL (LOGO)

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Performance at a Glance

FUND OBJECTIVE
The investment objective of the Prudential Jennison
Equity Opportunity Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                       As of 3/31/03

                                   Six Months  One Year  Five Years  Since Inception2
Class A                               0.44%    -27.26%     29.00%       76.63%
Class B                                  0     -27.83      24.21        68.29
Class C                                  0     -27.83      24.21        68.29
Class Z                               0.52     -27.05      30.39        79.66
S&P 500 Index3                        5.01     -24.75     -17.43        32.25
Lipper Multi-Cap Value Funds Avg.4    2.69     -24.00      -7.62        35.58

    Average Annual Total Returns1                     As of 3/31/03

                                    One Year   Five Years    Since Inception2
Class A                              -30.89%      4.15%          8.43%
Class B                              -31.44       4.28           8.48
Class C                              -29.27       4.22           8.31
Class Z                              -27.05       5.45           9.59
S&P 500 Index3                       -24.75      -3.76           4.45
Lipper Multi-Cap Value Funds Avg.4   -24.00      -1.86           4.59

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. The average annual total
returns do take into account applicable sales
charges. Without the distribution and service (12b-1)
fee waiver of 0.05% for Class A shares annually, the
returns would have been lower. The Fund charges a
maximum front-end sales charge of 5% for Class A
shares in most circumstances, and a 12b-1 fee of up
to 0.30% annually. In some circumstances, Class A
shares may not be subject to a front-end sales
charge, but may be subject to a 1% contingent
deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%,
4%, 3%, 2%, 1%, and 1% for the first six years
respectively after purchase, and a 12b-1 fee of 1.00%
annually. Approximately seven years after purchase,
Class B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1%, a CDSC of
1% for shares redeemed within 18 months of purchase,
and a 12b-1 fee of 1.00% annually. Class Z shares are
not subject to a sales charge or 12b-1 fee. The
returns in the tables do not reflect the deduction of
taxes that a shareholder would pay on fund
distributions or following the redemption of fund
shares. 2Inception date: 11/7/96. 3The Standard &
Poor's 500 Composite Stock Price Index (S&P 500
Index) is an unmanaged index of 500 stocks of large
U.S. companies. It gives a broad look at how stock
prices in the United States have performed. 4The
Lipper Multi-Cap Value Funds Average (Lipper Average)
represents returns based on an average return of all
funds in the Lipper Multi-Cap Value Funds category
for the periods noted. Funds in the Lipper Average
typically have a below-average price/earnings ratio,
price-to-
                       www.prudential.com   (800) 225-1852

Semiannual Report    March 31, 2003

book ratio, and three-year sales-per-share growth rate compared to the S&P SuperComposite 1500
Index. Investors cannot invest directly in an index.
The returns for the S&P 500 Index and the Lipper
Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Portfolio Composition

Expressed as a percentage of net assets
as of 3/31/03.

    17.3%   Financials
    17.1    Information Technology
    15.5    Healthcare
    12.5    Consumer Discretionary
    11.2    Materials
    10.3    Industrials
     9.7    Energy
     0.7    Consumer Staples
     5.7    Cash & Equivalents

Portfolio composition is subject to change.

Five Largest Holdings

Expressed as a percentage of net assets
as of 3/31/03.

    2.6%   XL Capital Ltd.
           Insurance
    2.5    Northrop Grumman Corp.
           Aerospace & Defense
    2.5    Polo Ralph Lauren Corp.
           Textiles & Apparel
    2.4    Ceridian Corp.
           Commercial Services & Supplies
    2.4    Everest Reinsurance Group Ltd.
           Insurance

Holdings are subject to change.

PRUDENTIAL FINANCIAL (LOGO)           May 15, 2003

DEAR SHAREHOLDER,
During the Prudential Equity Opportunity Fund's semiannual reporting period--the six months between October 2002 and March 2003--some stocks recovered from their prior steep declines, but sector performances varied widely. Although the Fund had a positive return over the period, it trailed the S&P 500 Index and the Lipper
Multi-Cap Value Funds Average. The S&P 500 contains both growth and value stocks, and value stocks trailed in this reporting period. Consequently, the Fund's value style was at a disadvantage when compared to the S&P 500. In the following report, the Fund's adviser describes how its individual holdings fared in the volatile market.

In March 2003 I was named president of The Prudential
Investment Portfolios, Inc. I am pleased to lead an organization aimed at offering high-quality products based on consistent investment disciplines--a point of stability in today's turbulent markets. The large swings of stock prices during the Fund's reporting period suggest that some people abandoned their investment plans because of market turbulence or economic and geopolitical uncertainty. At Prudential
Financial, we recommend that you make any change to your investment strategy in consultation with a financial professional, and that you base it on sound principles. We appreciate your continued confidence in Prudential mutual funds.

Sincerely,
Judy A. Rice, President
The Prudential Investment Portfolios, Inc./
Prudential Jennison Equity Opportunity Fund

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Semiannual Report    March 31, 2003

INVESTMENT ADVISER'S REPORT

IT WAS AN UP-AND-DOWN INVESTING ENVIRONMENT
After the long summer decline, stocks rebounded in October and November 2002. Some analysts attributed this to pent-up buying pressure that had been hidden by war-related uncertainty. Others noted that the larger percentage gains were made by "beaten-down" stocks, and so were measured against very low initial share prices. As uncertainty about war in Iraq and its consequences increased, the market gave up most of its gain. There was a brief upswing in March when war in Iraq became imminent and many investors expected the war to be brief. However, the markets declined again in the last weeks of the reporting period as it appeared that geopolitical uncertainty would extend for weeks or months, and that it was slowing economic recovery.

In our view, the prewar environment deflected many investors' attention from companies' current earnings to more speculative recovery stories. The large declines from which some stocks rebounded in this period had been caused by poor profits. We think our earnings-focused value style of investing was disadvantaged in this environment. The Fund's return was essentially flat, with strong performances by some media, drug, and software stocks offset by poor performances by some specialty retail stocks and healthcare equipment and services holdings.

A WEAK CHRISTMAS INTERFERED WITH TURNAROUNDS
Circuit City was hurt by weak fourth-quarter retail sales generally and by a pullback in consumers' use of credit card debt, which has accounted for an above-average part of Circuit City's sales. Moreover, the firm was trying to reverse a loss of market share, but it was hard to do in the weak market. We sold our position in the company. Toys "R" Us, which is particularly dependent on Christmas sales, also was trying to recover lost market share. Although we think its restructuring effort will eventually pay off, we reduced our exposure.

NORTHROP'S SHARE PRICE GAVE UP SOME PRIOR GAINS
Defense stocks in general performed poorly over this period. In our view, many investors followed an old
Wall Street maxim--buying on rumors of war and

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Semiannual Report    March 31, 2003

selling on the news. Some investors may have taken their gains on Northrop (see Comments on Largest
Holdings). In addition, Northrop suffered an earnings shortfall after miscalculating its costs for acquiring TRW and selling TRW's nondefense business.
We think investors overreacted to a one-time setback in the company's long-term growth.

HEALTHCARE SERVICES DETRACTED
Cambrex manufactures drugs and performs clinical tests for large drug companies. Consolidation in the drug industry has affected its business as companies pause to consolidate their processes after an acquisition and their ordering slows. We think the trend toward outsourcing services will continue, and that Cambrex's earnings shortfall was temporary. We also have continued confidence in the laboratory equipment company Apogent Technologies, whose share price dropped after its chief financial officer left.
He was associated with a change in the firm's strategy to one of growth by acquisition. Apogent's core businesses are generating cash, and we expect the firm to return to its long-term policy of returning this cash to shareholders. CIGNA's shares were "oversold," in our opinion, when difficulty in assimilating its new information technology systems caused its service to deteriorate and membership to decline. We think CIGNA is fixing its problems. Its shares have begun to rebound. In contrast, we substantially reduced our position in Baxter
International, which makes medical and laboratory supplies, because we lost confidence in the company's growth potential.

RETURN BENEFITED FROM UNDERVALUED DRUG COMPANIES
The Fund had a substantial gain on the biotechnology firm Sepracor. We bought our position at a very attractive price when Sepracor's shares plummeted after an unexpectedly negative Food and Drug
Administration (FDA) ruling. They more than doubled after we bought them. We have taken some profits, but retain a position because we think the firm's pipeline is strong and is still not fully reflected in Sepracor's share price. Pfizer and Abbott
Laboratories also were inexpensive when many investors were avoiding drug stocks. Pfizer shares started to recover as investors began to regain their willingness to pay for growth potential.

                        www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2003

THE FUND HAD SOME GAINS ON MEDIA HOLDINGS
The largest contribution to the Fund's return came from EchoStar Communications, the smaller of the two
U.S. satellite broadcasting companies. Its shares had dropped during uncertainty about its bid for GM
Hughes, the leading satellite company. Antitrust regulators prevented the acquisition, but EchoStar was hurt less by this failed deal than most investors expected. The cash it generates looks increasingly attractive. As its share price continues to rise, we are taking some of our profits. The Fund also had significant gains on Liberty Media and Fox
Entertainment. We bought their shares inexpensively when there was a great deal of uncertainty about advertising revenues because of the slow economic recovery and likely war. We sold our Liberty position at a profit. We expect significant improvements in Fox's cash flow and margins. We took some profits, but expect further gains. We had a sizable loss on Scholastic, which was left with unsold inventory of Harry Potter reprints. We still like the firm's in-school book club and the rising sales estimates for its Harry Potter book due this fall.

SOME SOFTWARE POSITIONS ALSO ROSE
Several software positions made positive contributions to return, including BMC Software, Synopsis, Doubleclick, and Network Associates. These firms have strong positions in their respective markets. We think their shares had been oversold in the move away from technology. The Fund also had a significant gain on Hewlett-Packard, whose share price reflected its successful integration of Compaq.

LOOKING AHEAD
We think that investors have undervalued many small and midsize companies that have considerable growth potential. We were able to buy shares of firms whose earnings are currently growing at prices that reflected no premium for their growth. We expect these shares to rise to the prices they deserve when investors are willing once again to focus on valuations.


Prudential Jennison Equity Opportunity Fund Management Team

------------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/03
---------------------------------------------------
2.6% XL Capital Ltd./Insurance
     XL is a Bermuda-based property/casualty reinsurance company. It continues to benefit from changes in the market after the terrorist attacks. Reinsurers now can better control the risks, terms, and conditions that they assume and can raise their premiums. XL's
     AA-rated balance sheet improves its competitive position. Pricing should continue to accelerate as XL's major competitors in Europe need to earn back the capital they lost because of overcommitments to equity in their investment portfolios. XL's equity allocation was smaller than its competitors' average.

2.5% Northrop Grumman Corp./Aerospace & Defense
     We continue to believe that Northrop is currently among the best positioned of the major defense companies. It has an excellent balance of programs and should be in a strong position to take advantage of increased defense spending.

2.5% Polo Ralph Lauren Corp./Textiles & Apparel
     Polo Ralph Lauren designs and markets clothing, accessories, and home furnishings, and contracts the manufacturing to outside suppliers. A large proportion of its revenues come from licensing its brand. Investors priced its shares as if it were an apparel company, but we think that licensing is a more profitable business model. The firm is expanding in Europe, which has a greater appetite for designer apparel than the United States.

2.4% Ceridian Corp./Commercial Services & Supplies
     Ceridian derives 75% of its revenue from outsourced human resources data processing and 25% from data processing services to the trucking industry. It produces a strong stream of cash and has a stable group of customers. We believe training is an economically sensitive industry, and that both businesses should improve as employment rises.
     Ceridian's share price is extremely compelling.

2.4% Everest Reinsurance Group Ltd./Insurance
     Everest is another Bermuda-based property/casualty reinsurance company benefiting from the same market conditions as XL (above).

Holdings are subject to change.

     The Prudential Investment Portfolios, Inc.
                              Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited)

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.3%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace & Defense  3.9%
       198,500   Lockheed Martin Corp.                                $    9,438,675
       195,300   Northrop Grumman Corp.                                   16,756,740
                                                                      --------------
                                                                          26,195,415
-------------------------------------------------------------------------------------
Banks  1.9%
       188,000   Southwest Bancorporation of Texas, Inc.(a)                5,645,640
       342,800   The Bank of New York Co., Inc.(b)                         7,027,400
                                                                      --------------
                                                                          12,673,040
-------------------------------------------------------------------------------------
Biotechnology  1.5%
       197,100   iShares Nasdaq Biotechnology Index Fund(a)(b)            10,091,520
-------------------------------------------------------------------------------------
Chemicals  3.7%
       450,000   Cambrex Corp.                                            10,809,000
       592,400   Monsanto Co.                                              9,715,360
       251,600   Olin Corp.                                                4,571,572
                                                                      --------------
                                                                          25,095,932
-------------------------------------------------------------------------------------
Commercial Services & Supplies  3.6%
     1,142,000   Ceridian Corp.(a)                                        15,965,160
       263,500   Manpower, Inc.                                            7,873,380
                                                                      --------------
                                                                          23,838,540
-------------------------------------------------------------------------------------
Computers & Peripherals  2.2%
       948,155   Hewlett-Packard Co.                                      14,743,810
-------------------------------------------------------------------------------------
Containers & Packaging  1.2%
       207,300   Temple-Inland, Inc.                                       7,753,020
-------------------------------------------------------------------------------------
Diversified Financials  3.6%
       388,400   A.G. Edwards, Inc.(b)                                    10,059,560
       402,800   Merrill Lynch & Co., Inc.                                14,259,120
                                                                      --------------
                                                                          24,318,680

    See Notes to Financial Statements                                      7

     The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Electronic Equipment & Instruments  4.3%
       156,300   Diebold, Inc.                                        $    5,304,822
     2,425,500   Solectron Corp.(a)(b)                                     7,325,010
       139,000   Symbol Technologies, Inc.                                 1,196,790
       312,600   Tech Data Corp.(a)                                        7,483,644
       706,900   Vishay Intertechnology, Inc.(a)                           7,196,242
                                                                      --------------
                                                                          28,506,508
-------------------------------------------------------------------------------------
Energy Equipment & Services  7.2%
       620,359   FMC Technologies, Inc.(a)                                11,910,893
       275,900   Schlumberger Ltd.                                        10,486,959
       549,600   Transocean, Inc.                                         11,239,320
       392,400   Weatherford International Ltd.(a)                        14,820,948
                                                                      --------------
                                                                          48,458,120
-------------------------------------------------------------------------------------
Food Products  0.7%
       225,000   ConAgra Foods, Inc.                                       4,518,000
-------------------------------------------------------------------------------------
Health Care Equipment & Supplies  4.0%
       664,100   Apogent Technologies, Inc.(a)                             9,682,578
       393,500   Baxter International, Inc.(b)                             7,334,840
       351,100   Fisher Scientific International, Inc.(a)                  9,816,756
                                                                      --------------
                                                                          26,834,174
-------------------------------------------------------------------------------------
Health Care Providers & Services  2.7%
       125,800   CIGNA Corp.                                               5,751,576
       633,800   Health Management Associates, Inc. Class A(b)            12,042,200
                                                                      --------------
                                                                          17,793,776
-------------------------------------------------------------------------------------
Insurance  11.8%
       280,100   ACE Ltd.(b)                                               8,108,895
       278,200   Everest Reinsurance Group Ltd.(b)                        15,915,822
       133,000   Loews Corp.                                               5,298,720
       266,700   The Allstate Corp.                                        8,846,439
       357,100   The Hartford Financial Services Group, Inc.              12,602,059

    8                                      See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
       391,500   Willis Group Holdings Ltd. (Bermuda)                 $   10,844,550
       247,600   XL Capital Ltd. Class A (Bermuda)                        17,525,128
                                                                      --------------
                                                                          79,141,613
-------------------------------------------------------------------------------------
Internet Software & Services  0.7%
       588,600   DoubleClick, Inc.(a)                                      4,573,422
-------------------------------------------------------------------------------------
IT Consulting & Services  1.0%
     1,090,200   BearingPoint, Inc.(a)                                     6,944,574
-------------------------------------------------------------------------------------
Machinery  1.3%
       344,400   Navistar International Corp.(a)(b)                        8,475,684
-------------------------------------------------------------------------------------
Media  8.0%
       278,500   EchoStar Communications Corp. Class A(b)                  8,043,080
       191,900   Fox Entertainment Group, Inc. Class A(a)(b)               5,117,973
        95,100   Knight-Ridder, Inc.                                       5,563,350
       159,400   New York Times Co. Class A                                6,878,110
       914,600   Pearson PLC (ADR) (United Kingdom)(b)                     7,133,880
       252,200   Scholastic Corp.(a)                                       6,784,180
       351,400   The News Corp. Ltd. (ADR) (Australia)(b)                  7,516,446
       181,500   Viacom, Inc. Class B(a)                                   6,628,380
                                                                      --------------
                                                                          53,665,399
-------------------------------------------------------------------------------------
Metals & Mining  3.0%
       667,700   Arch Coal, Inc.(b)                                       12,692,977
       774,700   Placer Dome, Inc. (Canada)(b)                             7,592,060
                                                                      --------------
                                                                          20,285,037
-------------------------------------------------------------------------------------
Multiline Retail  1.3%
       311,500   Federated Department Stores, Inc.(a)                      8,728,230
-------------------------------------------------------------------------------------
Oil & Gas  2.4%
       485,000   Spinnaker Exploration Co.(a)                              9,418,700
       108,800   Total Fina Elf SA (ADR) (France)                          6,883,776
                                                                      --------------
                                                                          16,302,476

    See Notes to Financial Statements                                      9

 The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Paper & Forest Products  3.3%
       708,500   Boise Cascade Corp.                                  $   15,480,725
       300,600   MeadWestvaco Corp.                                        6,847,668
                                                                      --------------
                                                                          22,328,393
-------------------------------------------------------------------------------------
Pharmaceuticals  7.3%
       354,800   Abbott Laboratories                                      13,344,028
       132,800   Aventis SA (ADR) (France)                                 5,863,120
       413,400   Pfizer, Inc.                                             12,881,544
       683,000   Sepracor, Inc.(a)                                         9,247,820
       201,200   Wyeth                                                     7,609,384
                                                                      --------------
                                                                          48,945,896
-------------------------------------------------------------------------------------
Road & Rail  1.6%
       374,200   CSX Corp.                                                10,672,184
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  0.9%
     3,971,700   Agere Systems, Inc. Class B(a)                            5,957,550
-------------------------------------------------------------------------------------
Software  8.0%
       538,400   Autodesk, Inc.                                            8,215,984
       934,700   J.D. Edwards & Co.(a)                                    10,300,394
       724,200   Network Associates, Inc.(a)(b)                           10,001,202
     1,387,100   Parametric Technology Corp.(a)                            3,010,007
     1,005,800   Sybase, Inc.(a)                                          13,025,110
       217,800   Synopsys, Inc.(a)                                         9,269,568
                                                                      --------------
                                                                          53,822,265
-------------------------------------------------------------------------------------
Specialty Retail  0.7%
       589,100   Toys 'R' Us, Inc.(a)                                      4,930,767
-------------------------------------------------------------------------------------
Textiles & Apparel  2.5%
       731,600   Polo Ralph Lauren Corp. Class A(a)                       16,753,640
                                                                      --------------
                 Total long-term investments (cost $692,703,093)         632,347,665
                                                                      --------------

    10                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                  Prudential Jennison Equity Opportunity Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  16.5%
Mutual Fund  16.5%
   110,641,869   Prudential Core Investment Fund-Taxable Money
                  Market Series(c) (Note 3)
                  (cost $110,641,869)                                 $  110,641,869
                                                                      --------------
Principal
Amount
(000)
------------------------------------------------------------------------------------
U.S. Government Security
$          105   United States Treasury Bill
                  1.14%, 6/26/03
                  (cost $104,714)                                            104,714
                                                                      --------------
                 Total short-term investments (cost $110,746,583)        110,746,583
                                                                      --------------
                 Total Investments  110.8%
                  (cost $803,449,676; Note 5)                            743,094,248
                 Liabilities in excess of other assets  (10.8%)          (72,325,159)
                                                                      --------------
                 Net Assets  100%                                     $  670,769,089
                                                                      --------------
                                                                      --------------

------------------------------
(a) Non-income producing security.
(b) Securities, or portion thereof, on loan, see Note 4.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
ADR--American Depository Receipt.

    See Notes to Financial Statements                                     11

     The Prudential Investment Portfolios, Inc.
                                   Prudential Jennison Equity Opportunity Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                   March 31, 2003
---------------------------------------------------------------------------------------
ASSETS
Investments, at value including securities on loan of
   $66,240,714 (cost $803,449,676)                                  $743,094,248
Cash                                                                     150,501
Receivable for investments sold                                        7,975,604
Receivable for Series shares sold                                        959,529
Dividends and interest receivable                                        895,064
Receivable for security lending income                                    71,255
Deferred expenses                                                          4,769
                                                                   --------------
      Total assets                                                   753,150,970
                                                                   --------------
LIABILITIES
Payable to broker for collateral for securities on loan               73,213,607
Payable for investments purchased                                      6,743,513
Payable for Series shares reacquired                                   1,386,568
Accrued expenses and other liabilities                                   345,939
Management fee payable                                                   334,227
Distribution fees payable                                                265,552
Securities lending rebate payable                                         61,740
Foreign withholding tax payable                                           30,735
                                                                   --------------
      Total liabilities                                               82,381,881
                                                                   --------------
NET ASSETS                                                          $670,769,089
                                                                   --------------
                                                                   --------------
Net assets were comprised of:
   Common stock, at par                                             $     58,755
   Paid-in capital in excess of par                                  873,885,030
                                                                   --------------
                                                                     873,943,785
   Accumulated net investment loss                                      (477,161)
   Accumulated net realized loss on investmetns                     (142,342,107)
   Net unrealized depreciation on investments                        (60,355,428)
                                                                   --------------
Net assets, March 31, 2003                                          $670,769,089
                                                                   --------------
                                                                   --------------

    12                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                Prudential Jennison Equity Opportunity Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                   March 31, 2003
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($206,280,384
      / 17,895,029 shares of common stock issued and
      outstanding)                                                        $11.53
   Maximum sales charge (5% of offering price)                               .61
                                                                   --------------
   Maximum offering price to public                                       $12.14
                                                                   --------------
                                                                   --------------
Class B:
   Net asset value, offering price and redemption price per
      share ($199,053,074 / 17,844,833 shares of common stock
      issued and outstanding)                                             $11.15
                                                                   --------------
                                                                   --------------
Class C:
   Net asset value and redemption price per share ($58,710,664 /
      5,263,512 shares of common stock issued and outstanding)            $11.15
   Sales charge (1% of offering price)                                       .11
                                                                   --------------
   Offering price to public                                               $11.26
                                                                   --------------
                                                                   --------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($206,724,967 / 17,751,602 shares of common stock
      issued and outstanding)                                             $11.65
                                                                   --------------
                                                                   --------------

    See Notes to Financial Statements                                     13

     The Prudential Investment Portfolios, Inc.
                                Prudential Jennison Equity Opportunity Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2003
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $30,551)          $  3,963,935
   Interest                                                              395,861
   Income from securities lending, net                                    54,514
                                                                   --------------
      Total income                                                     4,414,310
                                                                   --------------
Expenses
   Management fee                                                      2,119,836
   Distribution fee--Class A                                             273,408
   Distribution fee--Class B                                           1,110,042
   Distribution fee--Class C                                             327,408
   Transfer agent's fees and expenses                                    798,000
   Reports to shareholders                                                80,000
   Registration fees                                                      65,000
   Custodian's fees and expenses                                          65,000
   Legal fees                                                             15,000
   Audit fees                                                             14,000
   Directors' fees                                                         9,000
   Commitment fee expenses                                                 5,000
   Miscellaneous                                                           9,777
                                                                   --------------
      Total expenses                                                   4,891,471
                                                                   --------------
Net investment loss                                                     (477,161)
                                                                   --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on:
   Investment transactions                                           (64,842,831)
Net change in unrealized appreciation/depreciation on
Investments                                                           67,240,831
                                                                   --------------
Net gain on investments                                                2,398,000
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $  1,920,839
                                                                   --------------
                                                                   --------------

    14                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                Prudential Jennison Equity Opportunity Fund
             Statement of Changes in Net Assets (Unaudited)

                                                 Six Months             Year
                                                   Ended               Ended
                                               March 31, 2003    September 30, 2002
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                         $    (477,161 )     $   (1,102,039)
   Net realized loss on investment
      transactions                               (64,842,831 )        (72,734,891)
   Net change in unrealized
      appreciation/(depreciation) on
      investments                                 67,240,831          (88,770,442)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                    1,920,839         (162,607,372)
                                               --------------    ------------------
   Distributions from net realized capital
      gains
      (Note 1)
      Class A                                             --           (8,189,887)
      Class B                                             --          (10,569,931)
      Class C                                             --           (2,926,106)
      Class Z                                             --           (6,845,932)
                                               --------------    ------------------
                                                          --          (28,531,856)
                                               --------------    ------------------
Series share transactions (net of share
   conversions) (Note 6)
   Net proceeds from shares sold                 111,279,527          578,976,841
   Net asset value of shares issued to
      shareholders in reinvestment of
      dividends and distributions                         --           27,387,511
   Cost of shares reacquired                    (142,287,060 )       (293,071,014)
                                               --------------    ------------------
   Net increase (decrease) in net assets
      from Series share transactions             (31,007,533 )        313,293,338
                                               --------------    ------------------
      Total increase (decrease)                  (29,086,694 )        122,154,110
NET ASSETS
Beginning of period                              699,855,783          577,701,673
                                               --------------    ------------------
End of period                                  $ 670,769,089       $  699,855,783
                                               --------------    ------------------
                                               --------------    ------------------

    See Notes to Financial Statements                                     15

     The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited)

      The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Prudential Jennison Equity Opportunity Fund (the 'Series'), Prudential Jennison Growth Fund and Prudential Active Balanced Fund. These financial statements relate to Prudential Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

      The Series' investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange [or
NASDAQ] (other than options on securities and indices) are valued at the last sales price on such exchange or system on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including securities listed on exchanges whose primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser'), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker (if available, otherwise a principal market maker or a primary market dealer). Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which reliable market quotations are not readily available or for which the pricing agent does not provide a

     The Prudential Investment Portfolios, Inc.   Prudential Jennison Equity
Opportunity Fund

             Notes to Financial Statements (Unaudited) Cont'd.
valuation or methodology, or provides a valuation or valuation methodology that, in the judgment of the manager or subadviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Trustees in consultation with the manager and applicable subadviser.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities ('PSI') is the securities lending agent for the Series. For the six months ended March 31, 2003, PSI has been compensated approximately $18,200 for these services.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss (other than distribution fees which are charged directly to the respective class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

      Federal Income Taxes:    For federal income tax purposes, each Series in
the Fund is treated as a separate tax paying entity. It is the Series' policy to continue to
                                                                          17

     The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

      Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Note 2. Agreements
The Fund has a management agreement for the Series with PI. Pursuant to the subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2003.

      PIMS has advised the Series that it received approximately $104,500 and $17,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended March 31, 2003. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended March 31, 2003 it received approximately $389,200 and $38,600 in contingent deferred sales

     The Prudential Investment Portfolios, Inc.
                              Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS, PSI, and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended March 31, 2003 the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2003, the Series incurred fees of approximately $705,000 for the services of PMFS. As of March 31, 2003, approximately $117,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Series invests in the Taxable Money Market Series (the 'portfolio'), a portfolio of the Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended March 31, 2003, the Series earned income of approximately $392,000 and $54,500 from the Portfolio by investing its excess cash and collateral received from securities lending, respectively.

      For the six months ended March 31, 2003, PSI earned approximately $29,800 in brokerage commissions from portfolio transactions executed on behalf of the Series.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $89,300 in total networking fees, of which the amount relating to the services of PSI was approximately $82,500 for the six months ended March 31, 2003. As of March
                                                                          19

     The Prudential Investment Portfolios, Inc.
                              Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

31, 2003, approximately $13,500 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses on the Statement of Operations.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2003 were $361,146,365 and $383,950,745, respectively.

      As of March 31, 2003, the Fund had securities on loan with an aggregate market value of $66,240,714. The Fund received $73,213,607 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Tax Information
The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of March 31, 2003 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Depreciation
------------     ------------     ------------     ------------
$810,770,285     $ 26,389,023     $ 94,065,060     $ 67,676,037

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

      Additionally, as of September 30, 2002, the Series elected a deferral for federal income tax purposes of post-October capital losses of approximately $66,539,600. These deferred losses are deemed as having occurred in the current year. For federal income tax purposes, the Series has a capital loss carryforward of approximately $613,000 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z

     The Prudential Investment Portfolios, Inc.
                               Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which (including the Series) offers four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares. As of March 31, 2003, Prudential owned 800,911 Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    ------------
Six months ended March 31, 2003:
Shares sold                                                  3,789,082    $ 45,966,380
Shares reacquired                                           (4,193,259)    (50,744,983)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (404,177)     (4,778,603)
Shares issued upon conversion from Class B                     429,133       5,118,442
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                   24,956    $    339,839
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2002:
Shares sold                                                 10,058,058    $148,041,666
Shares issued in reinvestment of distributions                 525,568       7,794,181
Shares reacquired                                           (5,396,709)    (75,502,672)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 5,186,917      80,333,175
Shares issued upon conversion from Class B                     610,495       8,788,915
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                5,797,412    $ 89,122,090
                                                           -----------    ------------
                                                           -----------    ------------
Class B
--------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                  1,344,741    $ 15,870,532
Shares reacquired                                           (2,834,123)    (32,668,527)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                (1,489,382)    (16,797,995)
Shares reacquired upon conversion into Class A                (442,715)     (5,118,442)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding               (1,932,097)   $(21,916,437)
                                                           -----------    ------------
                                                           -----------    ------------

                                                                          21

     The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class B                                                      Shares          Amount
--------------------------------------------------------   -----------    ------------
Year ended September 30, 2002:
Shares sold                                                  8,880,800    $129,839,103
Shares issued in reinvestment of distributions                 689,183       9,993,167
Shares reacquired                                           (4,609,805)    (61,809,569)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                 4,960,178      78,022,701
Shares reacquired upon conversion into Class A                (626,666)     (8,788,915)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                4,333,512    $ 69,233,786
                                                           -----------    ------------
                                                           -----------    ------------
Class C
--------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                    472,418    $  5,587,421
Shares reacquired                                           (1,073,348)    (12,496,353)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                 (600,930)   $ (6,908,932)
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2002:
Shares sold                                                  3,052,330    $ 44,554,537
Shares issued in reinvestment of distributions                 193,470       2,805,319
Shares reacquired                                           (1,631,946)    (22,185,979)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                1,613,854    $ 25,173,877
                                                           -----------    ------------
                                                           -----------    ------------
Class Z
--------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                  3,570,790    $ 43,855,194
Shares reacquired                                           (3,823,146)    (46,377,197)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                 (252,356)   $ (2,522,003)
                                                           -----------    ------------
                                                           -----------    ------------
Year ended September 30, 2002:
Shares sold                                                 16,952,122    $256,541,535
Shares issued in reinvestment of distributions                 455,113       6,794,844
Shares reacquired                                           (9,151,281)   (133,572,794)
                                                           -----------    ------------
Net increase (decrease) in shares outstanding                8,255,954    $129,763,585
                                                           -----------    ------------
                                                           -----------    ------------

                                                        SEMI ANNUAL REPORT
                                                        MARCH 31, 2003


            PRUDENTIAL
            JENNISON EQUITY OPPORTUNITY FUND
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

     The Prudential Investment Portfolios, Inc.
                                Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.48
                                                                  ----------------
Income from investment operations
Net investment income                                                      .01
Net realized and unrealized gain (loss) on investment
   transactions                                                            .04
                                                                  ----------------
      Total from investment operations                                     .05
                                                                  ----------------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total distributions                                                   --
                                                                  ----------------
Net asset value, end of period                                        $  11.53
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                            .44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $206,280
Average net assets (000)                                              $219,327
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.13%(b)
   Expenses, excluding distribution and service (12b-1) fees               .88%(b)
   Net investment income                                                   .09%(b)
Class A, B, C and Z shares:
   Portfolio turnover rate                                                  54%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Calculated based upon average shares outstanding during the period.

    24                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  14.03             $  14.82             $  12.76             $  10.98             $  12.89
----------------     ----------------         --------             --------             --------
         .02(c)               .07(c)               .04                  .07                  .15
       (1.92)                 .96                 3.38                 2.68                (1.32)
----------------     ----------------         --------             --------             --------
       (1.90)                1.03                 3.42                 2.75                (1.17)
----------------     ----------------         --------             --------             --------
          --                 (.05)                  --                 (.06)                (.12)
        (.65)               (1.77)               (1.36)                (.91)                (.62)
----------------     ----------------         --------             --------             --------
        (.65)               (1.82)               (1.36)                (.97)                (.74)
----------------     ----------------         --------             --------             --------
    $  11.48             $  14.03             $  14.82             $  12.76             $  10.98
----------------     ----------------         --------             --------             --------
----------------     ----------------         --------             --------             --------
      (14.59)%               7.61%               29.23%               26.00%               (9.40)%
    $205,215             $169,393             $ 66,117             $ 37,158             $ 31,339
    $227,305             $123,058             $ 43,741             $ 35,815             $ 35,145
        1.09%                1.13%                1.19%                1.30%                1.31%
         .84%                 .88%                 .94%                1.05%                1.06%
         .11%                 .44%                 .64%                 .54%                1.20%
          94%                 144%                 145%                 111%                  99%

    See Notes to Financial Statements                                     25

     The Prudential Investment Portfolios, Inc.
                               Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.15
                                                                  ----------------
Income from investment operations
Net investment income (loss)                                              (.04)
Net realized and unrealized gain (loss) on investment
   transactions                                                            .04
                                                                  ----------------
      Total from investment operations                                      --
                                                                  ----------------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total distributions                                                   --
                                                                  ----------------
Net asset value, end of period                                        $  11.15
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                             --%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $199,053
Average net assets (000)                                              $222,618
Ratios to average net assets:
  Expenses, including distribution and service (12b-1) fees               1.88%(b)
  Expenses, excluding distribution and service (12b-1) fees                .88%(b)
  Net investment income (loss)                                            (.66)%(b)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Calculated based upon average shares outstanding during the period.

    26                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                              Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  13.74             $  14.61             $  12.68             $  10.96             $  12.86
----------------     ----------------     ----------------         --------             --------
        (.09)(c)             (.04)(c)             (.02)                (.03)                 .06
       (1.85)                 .94                 3.31                 2.67                (1.31)
----------------     ----------------     ----------------         --------             --------
       (1.94)                 .90                 3.29                 2.64                (1.25)
----------------     ----------------     ----------------         --------             --------
          --                   --                   --                 (.01)                (.03)
        (.65)               (1.77)               (1.36)                (.91)                (.62)
----------------     ----------------     ----------------         --------             --------
        (.65)               (1.77)               (1.36)                (.92)                (.65)
----------------     ----------------     ----------------         --------             --------
    $  11.15             $  13.74             $  14.61             $  12.68             $  10.96
----------------     ----------------     ----------------         --------             --------
----------------     ----------------     ----------------         --------             --------
      (15.21)%               6.76%               28.31%               24.98%              (10.01)%
    $220,609             $212,264             $108,440             $ 92,032             $ 84,751
    $272,070             $165,575             $ 96,325             $ 94,904             $ 93,465
        1.84%                1.88%                1.94%                2.05%                2.06%
         .84%                 .88%                 .94%                1.05%                1.06%
        (.63)%               (.29)%               (.12)%               (.20)%                .46%

    See Notes to Financial Statements                                     27

     The Prudential Investment Portfolios, Inc.
                               Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.15
                                                                      --------
Income from investment operations
Net investment income (loss)                                              (.04)
Net realized and unrealized gain (loss) on investment
   transactions                                                            .04
                                                                      --------
      Total from investment operations                                      --
                                                                      --------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                   --
                                                                      --------
Net asset value, end of period                                        $  11.15
                                                                      --------
                                                                      --------
TOTAL RETURN(a)                                                             --%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $ 58,711
Average net assets (000)                                              $ 65,662
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.88%(b)
   Expenses, excluding distribution and service (12b-1) fees               .88%(b)
   Net investment income (loss)                                           (.66)%(b)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized,
(c) Calculated based upon average shares outstanding during the period.

    28                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                                 Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  13.74             $  14.61             $  12.68              $10.96               $12.86
    --------             --------             --------             -------              -------
        (.09)(c)             (.05)(c)             (.01)               (.02)                 .06
       (1.85)                 .95                 3.30                2.66                (1.31)
    --------             --------             --------             -------              -------
       (1.94)                 .90                 3.29                2.64                (1.25)
    --------             --------             --------             -------              -------
          --                   --                   --                (.01)                (.03)
        (.65)               (1.77)               (1.36)               (.91)                (.62)
    --------             --------             --------             -------              -------
        (.65)               (1.77)               (1.36)               (.92)                (.65)
    --------             --------             --------             -------              -------
    $  11.15             $  13.74             $  14.61              $12.68               $10.96
    --------             --------             --------             -------              -------
    --------             --------             --------             -------              -------
      (15.21)%               6.76%               28.31%              24.98%              (10.01)%
    $ 65,417             $ 58,424             $ 13,457              $7,636               $7,124
    $ 78,162             $ 32,629             $  9,977              $7,702               $7,734
        1.84%                1.88%                1.94%               2.05%                2.06%
         .84%                 .88%                 .94%               1.05%                1.06%
        (.63)%               (.36)%               (.10)%              (.19)%                .46%

    See Notes to Financial Statements                                     29

     The Prudential Investment Portfolios, Inc.
                               Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  11.59
                                                                  ----------------
Income from investment operations
Net investment income                                                      .02
Net realized and unrealized gain (loss) on investment
   transactions                                                            .04
                                                                  ----------------
      Total from investment operations                                     .06
                                                                  ----------------
Less distributions
Dividends from net investment income                                        --
Distributions from net realized gains                                       --
                                                                  ----------------
      Total distributions                                                   --
                                                                  ----------------
Net asset value, end of period                                        $  11.65
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                            .52%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $206,725
Average net assets (000)                                              $218,709
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees               .88%(b)
   Expenses, excluding distribution and service (12b-1) fees               .88%(b)
   Net investment income                                                   .34%(b)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
(b) Annualized.
(c) Calculated based upon average shares outstanding during the period.

    30                                     See Notes to Financial Statements

     The Prudential Investment Portfolios, Inc.
                              Prudential Jennison Equity Opportunity Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  14.12             $  14.92             $  12.80              $11.00               $12.93
----------------     ----------------         --------             -------              -------
         .05(c)               .10(c)               .04                 .09                  .17
       (1.93)                 .97                 3.44                2.69                (1.33)
----------------     ----------------         --------             -------              -------
       (1.88)                1.07                 3.48                2.78                (1.16)
----------------     ----------------         --------             -------              -------
          --                 (.10)                  --                (.07)                (.15)
        (.65)               (1.77)               (1.36)               (.91)                (.62)
----------------     ----------------         --------             -------              -------
        (.65)               (1.87)               (1.36)               (.98)                (.77)
----------------     ----------------         --------             -------              -------
    $  11.59             $  14.12             $  14.92              $12.80               $11.00
----------------     ----------------         --------             -------              -------
----------------     ----------------         --------             -------              -------
      (14.34)%               7.85%               29.64%              26.31%               (9.31)%
    $208,615             $137,620             $ 17,092              $4,263               $1,836
    $228,798             $ 87,301             $  8,446              $3,088               $1,374
         .84%                 .88%                 .94%               1.05%                1.06%
         .84%                 .88%                 .94%               1.05%                1.06%
         .37%                 .66%                 .96%                .76%                1.54%

    See Notes to Financial Statements                                     31

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-- they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
We've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment.
Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                    www.prudential.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful-- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares.
The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income
(mostly interest and dividends earned) and expenses
(including what you pay us to manage your money).
You'll also see capital gains here--both realized and unrealized.

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Prudential mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                   www.prudential.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission.
Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided.
Investors cannot invest directly in an index.

The Prudential Investment Portfolios, Inc.
Prudential Jennison Equity Opportunity Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally.
Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com     (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PJIAX    74437E503
Class B         PJIBX    74437E602
Class C         PJGCX    74437E701
Class Z         PJGZX    74437E800

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2003, were not audited and, accordingly, no auditors' opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

PRUDENTIAL FINANCIAL (LOGO)

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PJIAX    74437E503
Class B         PJIBX    74437E602
Class C         PJGCX    74437E701
Class Z         PJGZX    74437E800

MF172E2    IFS-A080024

                                              SEMIANNUAL REPORT
                                              MARCH 31, 2003

PRUDENTIAL
JENNISON GROWTH FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  PRUDENTIAL FINANCIAL (LOGO)

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Performance at a Glance

FUND OBJECTIVE
The Prudential Jennison Growth Fund (the Fund) seeks to achieve long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

    Cumulative Total Returns1                            As of 3/31/03

                                    Six Months  One Year    Five Years  Ten Years    Since Inception2
Class A                                0.82%     -30.96%     -23.73%       N/A         30.89%
Class B                                0.44      -31.50      -26.52        N/A         23.86
Class C                                0.44      -31.50      -26.52        N/A         23.86
Class Z                                0.91      -30.77      -22.74       99.09%       122.79
S&P 500 Index3                         5.01      -24.75      -17.43      126.63           ***
Russell 1000 Growth Index4             6.01      -26.76      -29.36       90.90          ****
Lipper Large-Cap Core Funds Avg.5      3.30      -25.78      -21.83       93.25         *****
Lipper Large-Cap Growth Funds Avg.6    3.53      -27.05      -25.98       76.92        ******

    Average Annual Total Returns1                            As of 3/31/03

                                     One Year  Five Years  Ten Years   Since Inception2
Class A                              -34.42%    -6.24%       N/A         2.98%
Class B                               -34.92    -6.13        N/A         2.93
Class C                               -32.86    -6.17        N/A         2.79
Class Z                               -30.77    -5.03        7.13%       8.01
S&P 500 Index3                        -24.75    -3.76        8.53        ***
Russell 1000 Growth Index4            -26.76    -6.71        6.68        ****
Lipper Large-Cap Core Funds Avg.5     -25.78    -5.00        6.67        *****
Lipper Large-Cap Growth Funds Avg.6   -27.05    -6.17        5.57        ******

Past performance is not indicative of future results.
Principal value and investment return will fluctuate
so that an investor's shares, when redeemed, may be
worth more or less than their original cost. 1Source:
Prudential Investments LLC and Lipper Inc. The
cumulative total returns do not take into account
applicable sales charges. The average annual total
returns do take into account applicable sales
charges. Without the distribution and service (12b-1)
fee waiver of 0.05% for Class A shares annually, the
returns would have been lower. The Fund charges a
maximum front-end sales charge of 5% for Class A
shares in most circumstances, and a 12b-1 fee of up
to 0.30% annually. In some circumstances, Class A
shares may not be subject to a front-end sales
charge, but may be subject to a 1% contingent
deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%,
4%, 3%, 2%, 1%, and 1% for the first six years
respectively after purchase, and a 12b-1 fee of 1.00%
annually. Approximately seven years after purchase,
Class B shares will automatically convert to Class A
shares on a quarterly basis. Class C shares are
subject to a front-end sales charge of 1%, a CDSC of
1% for shares redeemed within 18 months of purchase,
and a 12b-1 fee of 1.00% annually. Class Z shares are
not subject to a sales charge or 12b-1 fee. The
returns in the tables do not reflect the deduction of
taxes that a shareholder would pay on fund
distributions or following the redemption of fund
shares. 2Inception dates: Class A, B, and C, 11/2/95;
Class Z, 4/15/96. On 9/20/96, The Prudential
Institutional Fund/Growth Stock Fund merged into the
Prudential Jennison Growth Fund, Class Z shares.
Performance prior to 9/20/96 is for the Growth Stock
Fund, which had an inception date of 11/5/92. 3The
                         www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2003

Standard & Poor's 500 Composite Stock Price Index
(S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed.
4The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation.
Companies in this index tend to exhibit relatively high price-to-book ratios, price/earnings ratios, and forecasted growth rates, and relatively low dividend yields. 5The Lipper Average for the Fund has been changed to the Lipper Large-Cap Core Funds Average.
The Lipper Averages represent returns based on an average return of all funds in the stated Lipper category for the periods noted. Funds in the Lipper
Large-Cap Core Funds Average have more latitude in the companies in which they invest. These funds typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth rate compared to the S&P 500 Index. 6Funds in the Lipper Large-Cap Growth Funds Average typically have an above-average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth rate compared to the S&P 500 Index. Investors cannot invest directly in an index. The returns for the S&P
500 Index, the Russell 1000 Growth Index, and the
Lipper Averages would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper
Averages reflect the deduction of operating expenses, but not sales charges or taxes. ***S&P 500 Index
Since Inception cumulative total returns are 64.10% for Class A, B, and C, and 147.56% for Class Z. S&P
500 Index Since Inception average annual total returns are 6.91% for Class A, B, and C, and 9.09% for Class Z. ****Russell 1000 Growth Index Since
Inception cumulative total returns are 36.55% for Class A, B, and C, and 99.46% for Class Z. Russell
1000 Growth Index Since Inception average annual total returns are 4.29% for Class A, B, and C, and 6.85% for Class Z. *****Lipper Large-Cap Core Funds
Avg. Since Inception cumulative total returns are 43.20% for Class A, B, and C, and 113.39% for Class
Z. Lipper Large-Cap Core Funds Avg. Since Inception average annual total returns are 4.80% for Class A, B, and C, and 7.40% for Class Z. ******Lipper Large-
Cap Growth Funds Avg. Since Inception cumulative total returns are 27.89% for Class A, B, and C, and 88.91% for Class Z. Lipper Large-Cap Growth Funds
Avg. Since Inception average annual total returns are 3.07% for Class A, B, and C, and 5.98% for Class Z.

Portfolio Composition

Expressed as a percentage of net assets
as of 3/31/03.

    24.7%   Consumer Discretionary
    23.7    Information Technology
    17.9    Healthcare
    13.7    Financials
     6.0    Industrials
     5.9    Consumer Staples
     3.6    Energy
     1.8    Materials
     1.7    Telecommunication Services
     1.0    Cash & Equivalents

Portfolio composition is subject to change.

Five Largest Holdings

Expressed as a percentage of net assets
as of 3/31/03

    3.7%   Amgen, Inc.
           Biotechnology
    3.3    Wal-Mart Stores, Inc.
           Multi-Line Retail
    3.2    Kohl's Corp.
           Multi-Line Retail
    3.2    Microsoft Corp.
           Software
    2.8    Cisco Systems, Inc.
           Communications Equipment

Holdings are subject to change.

PRUDENTIAL FINANCIAL                May 15, 2003

DEAR SHAREHOLDER,
During the Prudential Jennison Growth Fund's semiannual reporting period--the six months between October 2002 and March 2003--some stocks recovered from their earlier steep declines, but sector performances varied widely. Although the Fund's Class A shares had a positive return over the period, they trailed the S&P 500 Index, the Russell
1000 Growth Index, and the Lipper Large-Cap Core
Funds Average. In the following report, the Fund's adviser describes how its individual holdings fared in the volatile market.

In March 2003 I was named president of The Prudential
Investment Portfolios, Inc. I am pleased to lead an organization aimed at offering high-quality products based on consistent investment disciplines--a point of stability in today's turbulent markets.

The large swings of stock prices during the Fund's reporting period suggest that some people abandoned their investment plans because of market turbulence or economic and geopolitical uncertainty.
At Prudential Financial, we recommend that you make any change to your investment strategy in consultation with a financial professional, and that you base it on sound principles. We appreciate your continued confidence in Prudential mutual funds.

Sincerely,


Judy A. Rice, President
The Prudential Investment Portfolios, Inc./
Prudential Jennison Growth Fund

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Semiannual Report    March 31, 2003

INVESTMENT ADVISER'S REPORT

IT WAS AN UP-AND-DOWN INVESTING ENVIRONMENT
After the long summer decline, stocks rebounded in October and November 2002. Some analysts attributed this to pent-up buying pressure that had been hidden by war-related uncertainty. Others noted that the larger percentage gains were made by "beaten-down" stocks, and so were measured against very low initial share prices. As uncertainty about war in Iraq and its consequences increased, the market gave up most of its gain. There was a brief upswing in March when war in Iraq became imminent and many investors expected the war to be brief. However, the markets declined again in the last weeks of the reporting period as it appeared that geopolitical uncertainty would extend for weeks or months, and that it was slowing economic recovery.

Growth stocks outperformed value stocks over this reporting period primarily because some stocks rebounded from "oversold" positions. We think our earnings-focused style of growth investing was disadvantaged in this environment because we had relatively few of these beaten-down stocks. No single position had a substantial positive or negative impact on the Fund's net asset value, which finished the period not far from where it began. Stocks of companies that develop new drugs, leading technology firms, and financial firms exposed to the capital markets made the greatest contributions to return.
The primary detractors were healthcare services, luxury vehicle, and defense stocks.

IN HEALTHCARE, DRUG DEVELOPERS MOVED UP FROM BEHIND
In 2002, attractive revenue growth at healthcare service providers such as HMOs and hospitals, together with a series of negative Food and Drug
Administration (FDA) rulings, led investors who wanted healthcare exposure to focus on service providers instead of drug developers. We also invested in service providers, but later than most.
When the share prices in this group began to fall, the Fund had losses on several small positions,

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Semiannual Report    March 31, 2003

including AmerisourceBergen, HCA, UnitedHealth Group, and the medical equipment company Baxter International.
We sold these positions before period-end in favor of additional investments in biotechnology.

In contrast, the Fund's biotechnology positions, including Amgen (see Comments on Largest Holdings) and MedImmune, had significant price gains in part because the biotechnology group rebounded. In addition, Amgen's new drugs recently passed important regulatory milestones. MedImmune has done well because of strong sales of its new drugs. It also responded ahead of schedule to FDA questions about its nasal flu vaccine FluMist. We expect attractive
FluMist sales within the next 12 months. The Fund had smaller gains on positions in large drug companies, including Wyeth, Pharmacia, and Johnson & Johnson.

ADVERSITY HELPS STRONG FIRMS
In technology, the Fund emphasized market leaders.
They have the financial and research strength to continue developing their product pipelines through difficult times, while their competitors must conserve resources and/or merge to survive. This strengthens the market dominance of the leading companies. Many of the Fund's holdings, including
Microsoft, Cisco Systems (see Comments on Largest
Holdings for both), Hewlett-Packard, Xilinx, and Dell
Computer, are gaining market share, expanding their product lines, and maintaining earnings despite the difficult environment. They are cutting costs and continuing to innovate. These firms had significant share price gains over the period.

SOME STOCKS WITH LARGE LOSSES OR GAINS CORRECTED
Financial firms that are exposed to the capital markets saw their share prices decline along with equity prices and with the series of prominent legal and accounting issues in 2002. Citigroup, which moved aggressively to settle its legal issues, subsequently benefited from investors' renewed focus on its strong long-term earnings growth. The Fund had smaller gains on American Express, Merrill Lynch, and Goldman
Sachs.

                          www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2003

On the other hand, when consumer spending was the only strong sector of the global economy, the stocks of consumer-oriented companies were investment magnets. Now, as investors became concerned about the strength of consumer spending, they sold the stocks.
The Fund's positions in Porsche, BMW, and Harley-
Davidson fell despite the firms' sustained business strength. For example, Porsche, which had the greatest negative impact on its return, has had strong initial success with its new Cayenne SUV model. We are confident the share prices of these companies will respond positively when confidence in consumer spending is restored.

The Fund's largest defense positions--Northrop Grumman and Lockheed Martin--also fell substantially after large gains before the war in Iraq. Northrop had the greater impact. It reported an accounting error and had several charges to its reserves for sales that unraveled. Its underlying business is very strong because of its diverse product base, its pipelines of new products, and the sustained pace of defense spending, but we are watching the situation carefully for further signs of weak management.

SOME RETAIL STOCKS STAYED STRONG
The Fund also held several retail positions,
including Wal-Mart, Kohl's (see Comments on Largest
Holdings for both), and Tiffany. These three stocks
moved up toward the end of the reporting period
because investors expected  a relatively short war in
Iraq and a subsequent rise in consumer spending.
Moreover, these chains had sustained their level of
same-store sales despite the generally weak Christmas
season. The Fund had gains on Tiffany and Wal-Mart,
but its Kohl's stock was affected earlier in the
period by expectations of poor winter sales. Although
these concerns proved to be pessimistic, the Fund's
position in Kohl's detracted slightly from its return
over the reporting period despite its upswing in
March.
                                                  5

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Semiannual Report    March 31, 2003

LOOKING AHEAD
We are taking advantage of market volatility to make relatively inexpensive additions to our positions in industries whose profitability is improving either over the long term or because of an economic upswing.
We are sharply focused on the business fundamentals of individual firms because we believe strong companies will have superior growth opportunities, competitive positions, and profit streams.

Prudential Jennison Growth Fund Management Team

-------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

                     www.prudential.com    (800) 225-1852

Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 3/31/03
-----------------------------------------------------------
3.7% Amgen, Inc./Biotechnology
     Amgen is generally considered as the world's largest pure biotechnology company. Its sales and earnings growth are above average. It recently introduced long-acting versions of two of its largest selling drugs. It has a good record of FDA approvals, and we expect these to come faster with the recent appointment of a new FDA commissioner.

3.3% Wal-Mart Stores, Inc./Multi-Line Retail
     Wal-Mart is the world's largest retailer as measured by total revenues. Its more than 4,000 stores are mostly in the United States, so its international expansion has huge untapped potential. Wal-Mart did not suffer as much as some other companies during the difficult environment of the past two years. We believe it is well positioned to profit from the expected growth of consumer spending. In addition, its expanded food offerings create a more diverse product mix that is attracting more store traffic than its competition.

3.2% Kohl's Corp./Multi-Line Retail
     We think Kohl's is probably the most successful new department store open to public investors in more than a decade. It is the strongest in the country by far in terms of same-store sales and earnings growth.
     Moreover, it is just entering the Sunbelt, and so has a lot of room for expansion. Its aggressive expansion plans and relatively new stores are driving long-term sales growth.

3.2% Microsoft Corp./Software
     Microsoft is the world's dominant software company.
     It has enjoyed excellent success with Windows 2000 and the XP operating system for personal computers.
     We expect these systems to trigger a new replacement cycle for personal computers, driven also by the substantial number of pre-2000 computers that are aging and deteriorating.

2.8% Cisco Systems, Inc./Communications Equipment
     Cisco Systems is the dominant producer of the routers and switches that control information flow in enterprise networks and the Internet. Its earnings have been hurt by the recent hiatus in spending on technology infrastructure, but we believe it is the company best positioned to survive the downturn and benefit when capital investment resumes.

     Holdings are subject to change.

                                    SEMIANNUAL REPORT
                                    MARCH 31, 2003

PRUDENTIAL
JENNISON GROWTH FUND


                                    FINANCIAL STATEMENTS

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited)

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.0%
Common Stocks  98.1%
-------------------------------------------------------------------------------------
Aerospace & Defense  2.8%
      753,200   Lockheed Martin Corp.                             $     35,814,660
      448,100   Northrop Grumman Corp.(b)                               38,446,980
                                                                  ----------------
                                                                        74,261,640
-------------------------------------------------------------------------------------
Automobiles/Motorcycles  1.5%
    1,009,300   Harley-Davidson, Inc.                                   40,079,303
-------------------------------------------------------------------------------------
Banks  1.8%
    1,442,300   Bank One Corp.                                          49,932,426
-------------------------------------------------------------------------------------
Beverages  2.6%
      905,200   Anheuser-Busch Cos., Inc.(b)                            42,191,372
      691,200   Coca-Cola Co.(b)                                        27,979,776
                                                                  ----------------
                                                                        70,171,148
-------------------------------------------------------------------------------------
Biotechnology  6.2%
    1,751,100   Amgen, Inc.(a)(b)                                      100,775,805
      880,700   Genentech, Inc.(a)(b)                                   30,833,307
      148,600   Gilead Sciences, Inc.(a)                                 6,239,714
      879,700   MedImmune, Inc.(a)                                      28,880,551
                                                                  ----------------
                                                                       166,729,377
-------------------------------------------------------------------------------------
Commercial Services & Supplies  0.4%
      388,500   Paychex, Inc.                                           10,672,095
-------------------------------------------------------------------------------------
Communications Equipment  4.5%
    5,841,700   Cisco Systems, Inc.(a)                                  75,825,266
    3,249,800   Nokia Oyj (ADR) (Finland)(b)                            45,529,698
                                                                  ----------------
                                                                       121,354,964
-------------------------------------------------------------------------------------
Computers & Peripherals  6.0%
    2,408,500   Dell Computer Corp.(a)                                  65,776,135
    3,534,700   Hewlett-Packard Co.                                     54,964,585
      528,100   International Business Machines Corp.                   41,418,883
                                                                  ----------------
                                                                       162,159,603

    See Notes to Financial Statements                                      9

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
Diversified Financials  7.6%
    1,959,300   American Express Co.                              $     65,107,539
    1,396,333   Citigroup, Inc.                                         48,103,672
      802,500   Goldman Sachs Group, Inc.(b)                            54,634,200
    1,015,400   Merrill Lynch & Co., Inc.                               35,945,160
                                                                  ----------------
                                                                       203,790,571
-------------------------------------------------------------------------------------
Energy Equipment & Services  1.5%
    1,097,300   Schlumberger Ltd.                                       41,708,373
-------------------------------------------------------------------------------------
Food & Drug Retailing  1.2%
      786,800   Walgreen Co.                                            23,194,864
      150,800   Whole Foods Market, Inc.(a)                              8,390,512
                                                                  ----------------
                                                                        31,585,376
-------------------------------------------------------------------------------------
Hotels, Restaurants & Leisure  3.5%
    1,372,400   Marriott International, Inc. (Class 'A' Stock)          43,656,044
    1,931,700   Starbucks Corp.(a)                                      49,760,592
                                                                  ----------------
                                                                        93,416,636
-------------------------------------------------------------------------------------
Household Products  1.6%
      490,000   Procter & Gamble Co.(b)                                 43,634,500
-------------------------------------------------------------------------------------
Industrial Conglomerates  2.8%
      579,300   3M Co.(b)                                               75,326,379
-------------------------------------------------------------------------------------
Insurance  4.2%
    1,472,925   American International Group, Inc.                      72,836,141
      581,300   XL Capital Ltd. (Class 'A' Stock) (Bermuda)             41,144,414
                                                                  ----------------
                                                                       113,980,555
-------------------------------------------------------------------------------------
Internet & Catalog Retail  0.4%
      143,800   eBay, Inc.(a)(b)                                        12,264,702
-------------------------------------------------------------------------------------
Media  6.8%
      615,400   Clear Channel Communications, Inc.(a)                   20,874,368
      580,700   New York Times Co. (Class 'A' Stock)                    25,057,205
      361,900   Omnicom Group, Inc.                                     19,604,123

    10                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
    1,749,400   Univision Communications, Inc. (Class 'A'
                 Stock)(a)(b)                                     $     42,877,794
    2,017,066   Viacom, Inc. (Class 'B' Stock)(a)(b)                    73,663,250
                                                                  ----------------
                                                                       182,076,740
-------------------------------------------------------------------------------------
Multi-line Retail  6.6%
    1,532,100   Kohl's Corp.(a)                                         86,686,218
    1,730,900   Wal-Mart Stores, Inc.                                   90,058,727
                                                                  ----------------
                                                                       176,744,945
-------------------------------------------------------------------------------------
Oil & Gas  2.1%
      446,980   TotalFinaElf SA (ADR) (France)                          56,578,389
-------------------------------------------------------------------------------------
Paper & Forest Products  1.8%
      795,500   International Paper Co.                                 26,887,900
      428,000   Weyerhaeuser Co.                                        20,471,240
                                                                  ----------------
                                                                        47,359,140
-------------------------------------------------------------------------------------
Personal Products  0.6%
       77,200   Avon Products, Inc.                                      4,404,260
      379,400   Gillette Co.                                            11,738,636
                                                                  ----------------
                                                                        16,142,896
-------------------------------------------------------------------------------------
Pharmaceuticals  11.7%
    1,653,600   Abbott Laboratories                                     62,191,896
      391,300   Allergan, Inc.                                          26,690,573
      439,800   AstraZeneca PLC (ADR) (United Kingdom)(b)               15,089,538
      578,000   Forest Laboratories, Inc.(a)                            31,194,660
    1,210,000   Johnson & Johnson                                       70,022,700
      645,925   Pfizer, Inc.                                            20,127,023
    1,075,068   Pharmacia Corp.                                         46,550,444
      537,000   Teva Pharmaceutical Industries Ltd. (ADR)
                 (Israel)(b)                                            22,366,050
      585,800   Wyeth                                                   22,154,956
                                                                  ----------------
                                                                       316,387,840
-------------------------------------------------------------------------------------
Semiconductor Equipment & Products  9.0%
    2,830,000   Applied Materials, Inc.(a)                              35,601,400
    3,705,300   Intel Corp.                                             60,322,285
      525,500   KLA-Tencor Corp.(a)                                     18,887,521

    See Notes to Financial Statements                                     11

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
            Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares          Description                                       Value (Note 1)
----------------------------------------------------------------------------------------
    1,018,600   Novellus Systems, Inc.(a)(b)                      $     27,777,222
    1,613,300   STMicroelectronics NV (ADR) (Switzerland)(b)            30,491,370
    1,859,100   Texas Instruments, Inc.                                 30,433,467
    1,646,800   Xilinx, Inc.(a)(b)                                      38,551,588
                                                                  ----------------
                                                                       242,064,853
-------------------------------------------------------------------------------------
Software  4.2%
    3,536,000   Microsoft Corp.                                         85,606,560
    1,421,900   SAP AG (ADR) (Germany)(b)                               26,959,224
                                                                  ----------------
                                                                       112,565,784
-------------------------------------------------------------------------------------
Specialty Retail  5.0%
    1,613,600   Bed Bath & Beyond, Inc.(a)(b)                           55,733,744
      796,800   Lowe's Cos., Inc.(b)                                    32,525,376
    1,851,100   Tiffany & Co.                                           46,277,500
                                                                  ----------------
                                                                       134,536,620
-------------------------------------------------------------------------------------
Wireless Telecommunication Services  1.7%
    2,458,600   Vodafone Group PLC (ADR) (United Kingdom)(b)            44,795,692
                                                                  ----------------
                Total common stocks (cost $2,788,051,952)            2,640,320,547
                                                                  ----------------
Preferred Stock  0.9%
-------------------------------------------------------------------------------------
Automobiles
       83,967   Porsche AG (Germany)(b) (cost $36,801,477)              23,492,604
                                                                  ----------------
                Total long-term investments (cost
                 $2,824,853,429)                                     2,663,813,151
                                                                  ----------------
SHORT-TERM INVESTMENT  10.3%
-------------------------------------------------------------------------------------
Mutual Fund
  278,473,959   Prudential Core Investment Fund - Taxable Money
                 Market Series (Note 3)(c) (cost $278,473,959)         278,473,959
                                                                  ----------------
                Total Investments  109.3%
                 (cost $3,103,327,388; Note 5)                       2,942,287,110
                Liabilities in excess of other assets  (9.3%)         (251,485,953)
                                                                  ----------------
                Net Assets  100%                                  $  2,690,801,157
                                                                  ----------------
                                                                  ----------------

    12                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

The following abbreviations are used in portfolio descriptions:
   ADR--American Depository Receipt.

(a) Non-income producing security.
(b) Securities, or portion thereof, on loan, see Note 4.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

    See Notes to Financial Statements                                     13

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2003
---------------------------------------------------------------------------------------
ASSETS
Investments, at value including securities on loan of
   $247,751,584
   (cost $3,103,327,388)                                          $ 2,942,287,110
Receivable for investments sold                                        25,273,000
Receivable for Series shares sold                                       4,093,231
Dividends and interest receivable                                       2,526,694
Receivable for securities lending income                                  253,584
Deferred expenses and other assets                                         37,046
Receivable for foreign tax reclaim                                          7,592
                                                                  ---------------
      Total assets                                                  2,974,478,257
                                                                  ---------------
LIABILITIES
Payable to broker for collateral for securities on loan               265,909,616
Payable for investments purchased                                       9,048,186
Payable for Series shares reacquired                                    4,710,909
Accrued expenses and other liabilities                                  1,654,708
Management fee payable                                                  1,321,793
Distribution fee payable                                                  744,665
Foreign withholding tax payable                                           144,940
Securities lending rebate payable                                         137,289
Deferred directors' fees payable                                            4,994
                                                                  ---------------
      Total liabilities                                               283,677,100
                                                                  ---------------
NET ASSETS                                                        $ 2,690,801,157
                                                                  ---------------
                                                                  ---------------
Net assets were comprised of:
   Common stock, at par                                           $       276,166
   Paid-in capital in excess of par                                 5,088,656,707
                                                                  ---------------
                                                                    5,088,932,873
   Accumulated net investment loss                                     (2,162,941)
   Accumulated net realized loss                                   (2,234,929,005)
   Net unrealized depreciation on investments                        (161,039,770)
                                                                  ---------------
Net assets, March 31, 2003                                        $ 2,690,801,157
                                                                  ---------------
                                                                  ---------------

    14                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2003
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share ($953,780,598
      / 97,206,258 shares of common stock issued and
      outstanding)                                                         $ 9.81
   Maximum sales charge (5% of offering price)                                .52
                                                                  ---------------
   Maximum offering price to public                                        $10.33
                                                                  ---------------
                                                                  ---------------
Class B:
   Net asset value, offering price and redemption price per
      share ($530,643,079 / 57,648,161 shares of common stock
      issued and outstanding)                                              $ 9.20
                                                                  ---------------
                                                                  ---------------
Class C:
   Net asset value and redemption price per share ($95,078,559
      / 10,329,327 shares of common stock issued and
      outstanding)                                                         $ 9.20
   Sales charge (1% of offering price)                                        .09
                                                                  ---------------
   Offering price to public                                                $ 9.29
                                                                  ---------------
                                                                  ---------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,111,298,921 / 110,981,823 shares of common
      stock issued and outstanding)                                        $10.01
                                                                  ---------------
                                                                  ---------------

    See Notes to Financial Statements                                     15

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2003
---------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $453,406)        $  15,595,630
   Income from securities lending, net                                   346,401
                                                                   --------------
      Total income                                                    15,942,031
                                                                   --------------
Expenses
   Management fee                                                      8,224,331
   Distribution fee--Class A                                           1,225,332
   Distribution fee--Class B                                           3,086,508
   Distribution fee--Class C                                             517,747
   Transfer agent's fees and expenses                                  4,332,000
   Reports to shareholders                                               229,000
   Custodian's fees and expenses                                         121,000
   Registration fees                                                      75,000
   Insurance expense                                                      32,000
   Legal fees                                                             21,000
   Directors' fees                                                        17,000
   Audit fee                                                              14,000
   Miscellaneous                                                          27,778
                                                                   --------------
      Total expenses                                                  17,922,696
                                                                   --------------
Net investment loss                                                   (1,980,665 )
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                          (271,596,463 )
   Swap transactions                                                  (5,927,492 )
   Foreign currency transactions                                        (320,459 )
   Written option transactions                                           321,156
                                                                   --------------
                                                                    (277,523,258 )
                                                                   --------------
Net change in unrealized appreciation on:
   Investments                                                       300,344,375
   Swaps                                                               4,768,104
   Foreign currencies                                                    118,688
                                                                   --------------
                                                                     305,231,167
                                                                   --------------
Net gain on investments and foreign currencies                        27,707,909
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  25,727,244
                                                                   --------------
                                                                   --------------

    16                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months             Year
                                                  Ended               Ended
                                              March 31, 2003    September 30, 2002
----------------------------------------------------------------------------------
DECREASE IN NET ASSETS
Operations
   Net investment loss                        $   (1,980,665)    $    (16,377,679)
   Net realized loss on investments and
      foreign currency transactions             (277,523,258)        (694,949,343)
   Net change in unrealized depreciation on
      investments and foreign currencies         305,231,167         (117,542,005)
                                              --------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                   25,727,244         (828,869,027)
                                              --------------    ------------------
Series share transactions (Net of share
   conversions)
   (Note 6)
   Net proceeds from shares sold                 324,050,276        1,227,189,910
   Cost of shares reacquired                    (535,537,623)      (1,542,593,929)
                                              --------------    ------------------
   Net decrease in net assets from Series
      share transactions                        (211,487,347)        (315,404,019)
                                              --------------    ------------------
      Total decrease                            (185,760,103)      (1,144,273,046)
NET ASSETS
Beginning of period                            2,876,561,260        4,020,834,306
                                              --------------    ------------------
End of period                                 $2,690,801,157     $  2,876,561,260
                                              --------------    ------------------
                                              --------------    ------------------

    See Notes to Financial Statements                                     17

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited)

      The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Prudential Jennison Growth Fund (the 'Series'), Prudential Jennison Equity Opportunity Fund and Prudential Active Balanced Fund. These financial statements relate to Prudential Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

      The Series' investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange or
Nasdaq (other than options on securities and indices) are valued at the last sale price on such exchange or system on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager') in consultation with Jennison Associates LLC ('Jennison' or 'Subadviser'), to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Manager and the Subadviser to be over-the-counter, are valued at the mean between the last reported bid and asked prices provided by a principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sales price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgment of the Manager, does not

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

represent fair value, are valued at fair value by a Valuation Committee appointed by the Board of Directors, in consultation with the Manager.

      Investments in mutual funds are valued at the net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan. Prudential Securities Incorporated ('PSI') is the securities lending agent for the Series. For the six months ended March 31, 2003, PSI has been compensated approximately $115,467 for these services.

      Foreign Currency Translation:    The books and records of the Series are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing daily rates of exchange.

      (ii) Purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal period, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal period. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign
                                                                          19

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

withholding taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Options:    The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the options.

      If an option expires unexercised, the Series realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written option transactions.

      The Series, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Swaps:    The Series may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series's basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Series may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Written options, futures contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income or loss (other than distribution fees which are charged directly to the respective class) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income, if any, semi-annually and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

      Federal Income Taxes:    For federal income tax purposes, each Series in
the Fund is treated as a separate tax paying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.
                                                                          21

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 2. Agreements
The Fund has a management agreement for the Series with PI. Pursuant to the subadvisory agreement between PI and Jennison, Jennison furnishes investment advisory services in connection with the management of the Series. Under the subadvisory agreement, Jennison, subject to the supervision of PI, is responsible for managing the assets of the Series in accordance with its investment objective and policies. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the Series' average daily net assets up to $300 million, .575 of 1% of the next $4.7 billion and .55 of 1% of the Series' average daily net assets in excess of $5 billion.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2003.

      PIMS has advised the Series that it received approximately $139,900 and $23,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended March 31, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended March 31, 2003 it received approximately $649,300 and $9,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

      PI, PIMS, PSI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks.

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

For the six months ended March 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2003, the Series incurred fees of approximately $3,438,000 for the services of PMFS. As of March 31, 2003, approximately $554,000 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Series invests in the Taxable Money Market Series (the 'Portfolio'), a portfolio of the Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended March 31, 2003, the Series earned income of $256,966 and $346,401 from the Portfolio by investing its excess cash and collateral received from securities lending, respectively.

      For the six months ended March 31, 2003, PSI earned approximately $162,501 in brokerage commissions from portfolio transactions executed on behalf of the Series.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $220,600 in total networking fees of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $206,800 for the six months ended March 31, 2003. As of March 31, 2003, approximately $38,300 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.
                                                                          23

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the six months ended March 31, 2003 were $811,530,460 and $982,022,496 respectively.

      As of March 31, 2003, the Series had securities on loan with an aggregate market value of $247,751,584. The Series received $265,909,616 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series' securities lending procedures.

      During the six months ended March 31, 2003, the Series wrote 2,433 option contracts and took in $321,156 in premiums. These contracts expired before period end.

Note 5. Tax Information
The United States federal income tax basis of the Series' investments and the unrealized depreciation as of March 31, 2003 were as follows:

                                                               Total Net
                                                               Unrealized
   Tax Basis          Appreciation        Depreciation        Depreciation
----------------    ----------------    ----------------    ----------------
 $3,112,338,409       $175,730,601        $345,781,900        $170,051,299

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

      For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2002 of approximately $1,079,536,000 which expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Series elected to treat post-October capital and currency losses of approximately $731,918,000 and $182,000, respectively, incurred in the eleven months ended September 30, 2002 as having been incurred in the current fiscal year.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Series also may offer Class I shares, which are not subject to any sales or redemption charge and are available only to a limited group of investors.

      There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of March 31, 2003 Prudential owned 1,150,643 Class Z shares.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
------------------------------------------------------   ------------    --------------
Six months ended March 31, 2003:
Shares sold                                                15,006,535    $  151,006,649
Shares reacquired                                         (27,702,429)     (276,475,795)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                              (12,695,894)     (125,469,146)
Shares issued upon conversion from Class B                  5,998,357        60,354,354
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (6,697,537)   $  (65,114,792)
                                                         ------------    --------------
                                                         ------------    --------------
Year ended September 30, 2002:
Shares sold                                                54,426,925    $  700,692,168
Shares reacquired                                         (57,373,389)     (739,019,410)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                               (2,946,464)      (38,327,242)
Shares issued upon conversion from Class B                  3,985,124        52,318,849
                                                         ------------    --------------
Net increase (decrease) in shares outstanding               1,038,660    $   13,991,607
                                                         ------------    --------------
                                                         ------------    --------------
Class B
------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                 2,065,163    $   19,889,184
Shares reacquired                                          (9,324,527)      (88,961,340)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                               (7,259,364)      (69,072,156)
Shares reacquired upon conversion into Class A             (6,383,254)      (60,354,354)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding             (13,642,618)   $ (129,426,510)
                                                         ------------    --------------
                                                         ------------    --------------
Year ended September 30, 2002:
Shares sold                                                 6,798,052    $   85,592,464
Shares reacquired                                         (19,539,643)     (231,461,634)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding before
  conversion                                              (12,741,591)     (145,869,170)
Shares reacquired upon conversion into Class A             (4,217,264)      (52,318,849)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding             (16,958,855)   $ (198,188,019)
                                                         ------------    --------------
                                                         ------------    --------------

                                                                          25

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                     Shares           Amount
------------------------------------------------------   ------------    --------------
Six months ended March 31, 2003:
Shares sold                                                 1,254,031    $   12,198,356
Shares reacquired                                          (2,268,240)      (21,715,769)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (1,014,209)   $   (9,517,413)
                                                         ------------    --------------
                                                         ------------    --------------
Year ended September 30, 2002:
Shares sold                                                 2,329,008    $   29,134,470
Shares reacquired                                          (4,832,888)      (58,188,187)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (2,503,880)   $  (29,053,717)
                                                         ------------    --------------
                                                         ------------    --------------
Class Z
------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                13,628,438    $  140,956,087
Shares reacquired                                         (14,347,325)     (148,384,719)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding                (718,887)   $   (7,428,632)
                                                         ------------    --------------
                                                         ------------    --------------
Year ended September 30, 2002:
Shares sold                                                31,027,575    $  411,770,808
Shares reacquired                                         (39,237,117)     (513,924,698)
                                                         ------------    --------------
Net increase (decrease) in shares outstanding              (8,209,542)   $ (102,153,890)
                                                         ------------    --------------
                                                         ------------    --------------

                                                        SEMI ANNUAL REPORT
                                                        MARCH 31, 2003


            PRUDENTIAL
            JENNISON GROWTH FUND
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   9.73
                                                                  ----------------
Income from investment operations
Net investment loss(b)                                                      --(d)
Net realized and unrealized gain (loss) on investment
transactions                                                               .08
                                                                  ----------------
   Total from investment operations                                        .08
                                                                  ----------------
Less distributions
Distributions from net realized gains                                       --
                                                                  ----------------
Net asset value, end of period                                        $   9.81
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                            .82%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $953,781
Average net assets (000)                                              $982,959
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.17%(c)
   Expenses, excluding distribution and service (12b-1) fees               .92%(c)
   Net investment loss                                                    (.05)%(c)
For Class A, B, C and Z shares:
   Portfolio turnover rate                                                  29%(e)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.
(d) Less than $.005 per share.
(e) Not annualized.

    28                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class A
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
   $    12.50           $    24.20           $    20.05            $  14.44             $  15.39
----------------     ----------------     ----------------     ----------------     ----------------
         (.04)                (.05)                (.09)               (.08)                (.04)
        (2.73)               (9.50)                5.42                6.23                  .40
----------------     ----------------     ----------------     ----------------     ----------------
        (2.77)               (9.55)                5.33                6.15                  .36
----------------     ----------------     ----------------     ----------------     ----------------
           --                (2.15)               (1.18)               (.54)               (1.31)
----------------     ----------------     ----------------     ----------------     ----------------
   $     9.73           $    12.50           $    24.20            $  20.05             $  14.44
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (22.16)%             (42.32)%              27.02%              43.58%                3.02%
   $1,011,241           $1,286,009           $1,745,454            $911,467             $446,996
   $1,358,013           $1,513,253           $1,489,790            $748,315             $251,118
         1.08%                1.06%                 .99%               1.05%                1.08%
          .83%                 .81%                 .74%                .80%                 .83%
         (.28)%               (.27)%               (.35)%              (.44)%               (.26)%
           71%                  98%                  83%                 56%                  58%

    See Notes to Financial Statements                                     29

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   9.16
                                                                  ----------------
Income from investment operations
Net investment loss(b)                                                    (.04)
Net realized and unrealized gain (loss) on investment
transactions                                                               .08
                                                                  ----------------
   Total from investment operations                                        .04
                                                                  ----------------
Less distributions
   Distributions from net realized gains                                    --
                                                                  ----------------
Net asset value, end of period                                        $   9.20
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                            .44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $530,643
Average net assets (000)                                              $618,997
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.92%(c)
   Expenses, excluding distribution and service (12b-1) fees               .92%(c)
   Net investment loss                                                    (.81)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.

    30                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class B
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
   $    11.86           $    23.23           $    19.43           $    14.11            $  15.18
----------------     ----------------     ----------------     ----------------     ----------------
         (.13)                (.17)                (.26)                (.22)               (.15)
        (2.57)               (9.05)                5.24                 6.08                 .39
----------------     ----------------     ----------------     ----------------     ----------------
        (2.70)               (9.22)                4.98                 5.86                 .24
----------------     ----------------     ----------------     ----------------     ----------------
           --                (2.15)               (1.18)               (.54)              (1.31)
----------------     ----------------     ----------------     ----------------     ----------------
   $     9.16           $    11.86           $    23.23           $    19.43            $  14.11
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (22.77)%             (42.70)%              26.04%               42.51%               2.21%
   $  653,338           $1,046,581           $2,216,911           $1,506,839            $708,463
   $1,007,499           $1,576,226           $2,158,641           $1,236,825            $557,823
         1.83%                1.81%                1.74%                1.80%               1.83%
          .83%                 .81%                 .74%                 .80%                .83%
        (1.03)%              (1.02)%              (1.10)%              (1.19)%             (1.01)%

    See Notes to Financial Statements                                     31

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   9.16
                                                                  ----------------
Income from investment operations
Net investment loss(b)                                                    (.04)
Net realized and unrealized gain (loss) on investment
transactions                                                               .08
                                                                  ----------------
   Total from investment operations                                        .04
                                                                  ----------------
Less distributions
   Distributions from net realized gains                                    --
                                                                  ----------------
Net asset value, end of period                                        $   9.20
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                            .44%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                       $ 95,079
Average net assets (000)                                              $103,834
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees              1.92%(c)
   Expenses, excluding distribution and service (12b-1) fees               .92%(c)
   Net investment loss                                                    (.81)%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.

    32                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class C
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  11.86             $  23.23             $  19.43             $  14.11             $  15.18
----------------     ----------------     ----------------     ----------------         --------
        (.13)                (.17)                (.26)                (.22)                (.15)
       (2.57)               (9.05)                5.24                 6.08                  .39
----------------     ----------------     ----------------     ----------------         --------
       (2.70)               (9.22)                4.98                 5.86                  .24
----------------     ----------------     ----------------     ----------------         --------
          --                (2.15)              (1.18)                (.54)                (1.31)
----------------     ----------------     ----------------     ----------------         --------
    $   9.16             $  11.86             $  23.23             $  19.43             $  14.11
----------------     ----------------     ----------------     ----------------         --------
----------------     ----------------     ----------------     ----------------         --------
      (22.77)%             (42.70)%              26.04%               42.51%                2.21%
    $103,956             $164,216             $291,542             $141,770             $ 45,126
    $159,096             $226,607             $242,939             $ 98,033             $ 35,337
        1.83%                1.81%                1.74%                1.80%                1.83%
         .83%                 .81%                 .74%                 .80%                 .83%
       (1.03)%              (1.02)%              (1.10)%              (1.20)%              (1.01)%

    See Notes to Financial Statements                                     33

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $     9.92
                                                                  ----------------
Income from investment operations
Net investment income (loss)(b)                                             .01
Net realized and unrealized gain (loss) on investment
transactions                                                                .08
                                                                  ----------------
   Total from investment operations                                         .09
                                                                  ----------------
Less distributions
   Distributions from net realized gains                                     --
                                                                  ----------------
Net asset value, end of period                                       $    10.01
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a)                                                             .91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                                      $1,111,299
Average net assets (000)                                             $1,149,662
Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                .92%(c)
   Expenses, excluding distribution and service (12b-1) fees                .92%(c)
   Net investment income (loss)                                             .20%(c)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods less than one full year are not annualized.
(b) Calculated based upon average shares outstanding during the year.
(c) Annualized.
(d) Less than $.005 per share.

    34                                     See Notes to Financial Statements

The Prudential Investment Portfolios, Inc.     Prudential Jennison Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
   $    12.71           $    24.50           $    20.24           $    14.53           $    15.45
----------------     ----------------     ----------------     ----------------     ----------------
           --(d)                --(d)              (.02)                (.04)                  --
        (2.79)               (9.64)                5.46                 6.29                  .39
----------------     ----------------     ----------------     ----------------     ----------------
        (2.79)               (9.64)                5.44                 6.25                  .39
----------------     ----------------     ----------------     ----------------     ----------------
           --                (2.15)               (1.18)                (.54)               (1.31)
----------------     ----------------     ----------------     ----------------     ----------------
   $     9.92           $    12.71           $    24.50           $    20.24           $    14.53
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (21.95)%             (42.15)%              27.39%               43.94%                3.22%
   $1,108,026           $1,524,028           $2,962,816           $1,893,457           $1,021,903
   $1,545,628           $2,191,554           $2,733,194           $1,596,809           $  810,296
          .83%                 .81%                 .74%                 .80%                 .83%
          .83%                 .81%                 .74%                 .80%                 .83%
         (.03)%               (.02)%               (.10)%               (.19)%               (.01)%

    See Notes to Financial Statements                                     35

The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                www.prudential.com     (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PJFAX    74437E107
Class B         PJFBX    74437E206
Class C         PJFCX    74437E305
Class Z         PJFZX    74437E404

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2003, were not audited and, accordingly, no auditors' opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

PRUDENTIAL FINANCIAL (LOGO)



Fund Symbols    Nasdaq     CUSIP
------------    ------     -----
Class A         PJFAX    74437E107
Class B         PJFBX    74437E206
Class C         PJFCX    74437E305
Class Z         PJFZX    74437E404

MF168E2    IFS-A080023

                                         SEMIANNUAL REPORT
                                         MARCH 31, 2003

PRUDENTIAL
ACTIVE BALANCED FUND

FUND TYPE
Balanced/allocation

OBJECTIVE
Income and long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                  PRUDENTIAL FINANCIAL (LOGO)

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Performance at a Glance

FUND OBJECTIVES
The Prudential Active Balanced Fund (the Fund) seeks income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objectives.

    Cumulative Total Returns1                           As of 3/31/03

                                           Six Months   One Year   Five Years   Ten Years   Since Inception2
Class A                                      4.69%      -14.03%     -0.82%         N/A         23.42%
Class B                                      4.33       -14.53      -4.21          N/A         18.02
Class C                                      4.33       -14.53      -4.21          N/A         18.02
Class Z                                      4.75       -13.89       0.68        78.40%        85.71
S&P 500 Index3                               5.01       -24.75     -17.43       126.63           ***
Lehman Brothers Aggregate Bond Index4        2.99        11.69      43.64       100.94          ****
Lehman Brothers Govt/Credit Bond Index5      3.40        13.40      44.54       102.30         *****
Lipper Balanced Funds Avg.6                  2.88       -13.29      -1.81        89.94        ******

    Average Annual Total Returns1                           As of 3/31/03

                                       One Year   Five Years  Ten Years  Since Inception2
Class A                                 -18.33%    -1.18%        N/A        2.52%
Class B                                 -18.75     -1.00         N/A        2.63
Class C                                 -16.22     -1.05         N/A        2.46
Class Z                                 -13.89      0.13        5.96%       6.23
S&P 500 Index3                          -24.75     -3.76        8.53          ***
Lehman Brothers Aggregate Bond Index4    11.69      7.51        7.23         ****
Lehman Brothers Govt/Credit Bond Index5  13.40      7.65        7.30        *****
Lipper Balanced Funds Avg.6             -13.29     -0.50        6.49       ******

Past performance is not indicative of future results.
Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source:
Prudential Investments LLC, Lipper Inc., and Lehman
Brothers. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service
(12b-1) fee waiver of 0.05% for Class A shares annually, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class
A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year.
Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, B, and C, 11/7/96;
Class Z, 1/4/93. 3The Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S.

                            www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2003

companies. It gives a broad look at how stock prices in the United States have performed. 4The Lehman
Brothers Aggregate Bond Index is an unmanaged index of investment-grade debt securities issued by the U.S. government and its agencies and by corporations, with between 1 and 10 years remaining to maturity.
5The Lehman Brothers Govt/Credit Bond Index is an unmanaged, weighted index of public, fixed-rate, nonconvertible domestic corporate debt securities rated at least investment grade and public obligations of the U.S. Treasury. 6The Lipper Balance
Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper
Balanced Funds category for the periods noted. Funds in the Lipper Average have a primary objective to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds.
Typically, the stock/bond ratio ranges around
60%:40%.Investors cannot invest directly in an index.
The returns for the S&P 500 Index, the Lehman
Brothers Aggreate Bond Index, the Lehman Brothers
Govt/Credit Bond Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses but not sales charges or taxes. ***S&P 500 Index Since Inception cumulative total returns are 32.25% for Class A, B, and C, and 136.52% for Class Z. S&P 500 Index Since Inception average annual total returns are 4.45% for Class A, B, and C, and 8.76% for Class Z. ****Lehman Brothers
Aggregate Bond Index Since Inception cumulative total returns are 61.18% for Class A, B, and C, and 109.24% for Class Z. Lehman Brothers Aggregate Bond Index
Since Inception average annual total returns are 7.72% for Class A, B, and C, and 7.47% for Class Z.
*****Lehman Brothers Govt/Credit Bond Index Since
Inception cumulative total returns are 62.18% for Class A, B, and C, and 111.71% for Class Z. Lehman
Brothers Govt/Credit Bond Index Since Inception average annual total returns are 7.83% for Class A, B, and C, and 7.59% for Class Z. ******Lipper
Balanced Funds Avg. Since Inception cumulative total returns are 30.95% for Class A, B, and C, and 99.18% for Class Z. Lipper Balanced Funds Avg. Since
Inception average annual total returns are 4.16% for Class A, B, and C, and 6.82% for Class Z.

Market Exposure

Expressed as a percentage of net assets
as of 3/31/03.

    23.0%   Fixed Income Exposure
    75.4    Equity Exposure
    15.8    Financials
    12.3    Healthcare
    11.4    Information Technology
    10.5    Consumer Discretionary
     8.1    Industrials
     6.5    Consumer Staples
     4.3    Energy
     2.6    Telecommunication Services
     2.2    Utilities
     1.7    Materials
     1.6    Cash & Equivalents

The Fund's exposure to various markets is typically managed using futures contracts as well as purchases and sales in the underlying securities.

Five Largest Holdings

Expressed as a percentage of net assets
as of 3/31/03.

    1.7% Microsoft Corp.
         Computer Software & Services
    1.5  Pfizer, Inc.
         Pharmaceuticals
    1.5  General Electric Co.
         Diversified Operations
    1.4  Johnson & Johnson Co.
         Medical Products & Services
    1.4  Exxon Mobil Corp.
         Oil & Gas Exploration & Production

Holdings are subject to change.
                                         1

PRUDENTIAL FINANCIAL (LOGO)           May 15, 2002

DEAR SHAREHOLDER,
During the Prudential Active Balanced Fund's semiannual reporting period--the six months between October 2002 and March 2003--some stocks recovered from their steep prior declines, pulling the S&P 500
Index return above the Lehman Brothers Aggregate Bond
Index for the first time in quite a while. The Fund's performance over the period was about in line with the S&P 500 Index and higher than the Lipper Balanced
Funds Average. In the following report, the Fund's adviser describes how the components of its strategy fared through the volatile market.

In March 2003 I was named president of The Prudential
Investment Portfolios. I am pleased to lead an organization aimed at offering high-quality products based on consistent investment disciplines, a point of stability in today's turbulent markets.

The large swings of securities prices within the Fund's reporting period suggest that some people abandoned their investment plans because of market turbulence or economic and geopolitical uncertainty. At Prudential Financial, we recommend that you make any change to your investment strategy in consultation with a financial professional and that you base it on sound principles. We appreciate your continued confidence in Prudential mutual funds.

Sincerely,

Judy A. Rice, President
The Prudential Investment Portfolios, Inc./Prudential
Active Balanced Fund

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Semiannual Report    March 31, 2003

INVESTMENT ADVISER'S REPORT

ACTIVE ASSET ALLOCATION
Asset class exposure can have a greater impact on returns over the long term than the selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We monitor our allocation daily and try to increase the proportion of the type of security that offers the best value at any given time. We implement most of these allocation changes with stock and bond futures contracts because it is generally quicker and less expensive than trading the underlying securities. Our neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

Over the six months ended March 31, 2003, the S&P 500
Index gained 5.01%, while the Lehman Brothers
Aggregate Bond Index rose 2.99%. The Fund's overweight in stocks--an allocation above its neutral position of 57.5%--and the good performance of both its stock and bond portfolios resulted in a return above the Lipper Balanced Funds Average.

OUR QUANTITATIVE STOCK STRATEGY
We attempt to beat the performance of the S&P 500
Index while maintaining a similar risk profile--that is to say, we normally hold industry, sector, and market capitalizations (the amount invested in firms of various sizes) fairly close to those of the S&P
500 Index. Within those limits, we slightly emphasize stocks that our models rank as inexpensive for their growth potential and underweight those that appear to be too expensive. The return of the Fund's stock portfolio often will deviate from that of the S&P 500
Index, but we believe it is not significantly vulnerable to any single influence.

The stock portfolio had a strong performance for the reporting period primarily because of our selection of securities in the financial and telecommunication services sectors. In the financial sector, we overweighted J.P.

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Semiannual Report    March 31, 2003

Morgan Chase & Co. (+29%) and Countrywide Financial
Corp. (+23%), while underweighting American
International Group (AIG) (-9%). In addition, the portfolio did not hold either Fifth Third Bancorp
(-17%) or Bank of New York (-28%), both of which are in the S&P 500 Index. In the telecommunication services sector, the largest positive contribution to the portfolio's return came from overweighting Nextel
Communications (+77%).

BONDS
We actively manage the Fund's bond portfolio with the aim of achieving a higher total return than the Lehman Brothers Aggregate Bond Index. We try to achieve this by varying the balance of debt securities with different interest rates, credit quality, and other risk exposures to take advantage of what we consider to be relatively inexpensive debt securities or those that are likely to increase in price, given our outlook for the credit markets.

The bond portfolio's strong absolute return was primarily due to gains on specific corporate and mortgage backed bonds (the credit sectors).
Its overweight in the credit sectors improved its performance relative to its benchmark.

We focused on the credit sectors because they were exceptionally inexpensive (with higher yields than Treasuries), even taking the uncertain outlook into account. One of the worst credit cycles in history discouraged investors during the first nine months of 2002. Over the Fund's reporting period, investment-grade corporate bonds recovered much of this yield gap, outperforming Treasuries by 3.54 percentage points. We enhanced this benefit by emphasizing particular securities in the telecommunications (AT&T, Qwest, France Telecom, Verizon), cable/media (Comcast,
NewsCorp), and utility (El Paso, First Energy, TXU
Corp) sectors. In mortgage backed bonds, we improved the portfolio's return by focusing on issues with below-average vulnerability to prepayment should interest rates remain low. The portfolio benefited from price increases by some of our holdings that were in high demand from banks, whose cash from deposits and other sources was higher than usual, while loan demand was below normal.

----------------------------------------------------
The numbers in parentheses represent the securities' returns over the full reporting period. The portfolio's position may have varied in size during that period.

                      www.prudential.com     (800) 225-1852

LOOKING AHEAD
We believe that stocks are poised to perform as well as or slightly better than their historical average over the next few years. We expect owners of the significant amount of currently uninvested cash to be attracted by today's low stock valuations, particularlywhile interest rates are low. In addition, areviving economy and improved corporate efficiencies should improve earnings. Our favorable outlook for stocks is tempered by our concern about slowing consumer spending and continuing geopolitical uncertainties. Moreover, rising earnings were largely due to cost reductions, not to increasing revenues.
An upswing in equity prices could be slowed if pricing for goods and services remains poor and sales do not pick up.

Bond valuations rose substantially over the past six months and there are few, if any, bargains left.
Because of uncertainty about the economy, we reduced the portfolio's deviations from the Lehman Brothers
Aggregate Bond Index in both sector and interest-rate-exposure profiles, particularly the portfolio's overweight in the credit sectors. We will look for tactical trading opportunities to enhance our return.

Prudential Active Balanced Fund Management Team

-----------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period end.

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Semiannual Report    March 31, 2003

What Is Diversification?
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps to reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds and value and growth stocks--it is less likely that all the securities you own will move in the same direction at one time.

Glossary of Terms
Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market instruments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation or depreciation in value.
Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency. They carry a fixed interest rate, or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid.
Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed income securities.

Prudential Active Balanced Fund--Neutral Allocation

                       (CHART)

       The Prudential Investment Portfolios, Inc.
                       Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited)

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  87.3%
COMMON STOCKS  63.6%
-------------------------------------------------------------------------------------
Advertising
      1,000      ADVO, Inc.(a)                                         $      33,000
-------------------------------------------------------------------------------------
Aerospace/Defense  0.6%
      5,900      Armor Holdings, Inc.(a)                                      59,000
     50,700      Boeing Co.                                                1,270,542
        400      Curtiss-Wright Corp.                                         24,200
      1,600      Esterline Technologies Corp.(a)                              27,056
      7,000      General Dynamics Corp.                                      385,490
      9,600      United Defense Industries, Inc.(a)                          207,744
     35,400      United Technologies Corp.                                 2,045,412
                                                                       -------------
                                                                           4,019,444
-------------------------------------------------------------------------------------
Airlines  0.1%
     18,800(f)   JetBlue Airways Corp.(a)                                    520,948
-------------------------------------------------------------------------------------
Apparel  0.3%
     21,100      Coach, Inc.(a)                                              808,763
     15,800(f)   Jones Apparel Group, Inc.(a)                                433,394
        700      OshKosh B' Gosh, Inc., Class A                               18,200
      1,500(f)   Reebok International, Ltd.(a)                                49,275
     13,500      Timberland Co., Class A(a)                                  564,435
      2,400      V.F. Corp.                                                   90,312
                                                                       -------------
                                                                           1,964,379
-------------------------------------------------------------------------------------
Auto Parts & Equipment  0.2%
     16,300      American Axle & Manufacturing Holdings, Inc.(a)             342,952
        700      BorgWarner, Inc.                                             33,488
      2,000      Dura Automotive Systems, Inc.(a)                             11,200
     25,800      Lear Corp.(a)                                               912,030
        200      Stoneridge, Inc.(a)                                           1,926
      1,800      TBC Corp.(a)                                                 25,200
                                                                       -------------
                                                                           1,326,796

    See Notes to Financial Statements                                      7

       The Prudential Investment Portfolios, Inc.
               Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Automobiles & Trucks  0.1%
      1,600      Arctic Cat, Inc.                                      $      24,976
      8,476(f)   General Motors Corp.                                        284,963
      1,200      Lithia Motors, Inc., Class A(a)                              14,760
      9,959      Visteon Corp.                                                59,157
                                                                       -------------
                                                                             383,856
-------------------------------------------------------------------------------------
Banking  2.7%
     25,000      AmSouth Bancorporation                                      497,000
     72,900      Bank One Corp.                                            2,523,798
      9,800      BankAtlantic Bancorp, Inc., Class A                          95,942
      3,300      Banknorth Group, Inc.                                        71,973
     49,100      Charter One Financial, Inc.                               1,358,106
        700      City Holding Co.                                             19,152
        200      Columbia Banking System, Inc.(a)                              2,750
     21,900      Comerica, Inc.                                              829,572
      9,100(f)   Commerce Bancorp, Inc.                                      361,634
        100      FirstFed Financial Corp.(a)                                   3,019
      8,650      Flagstar Bancorp, Inc.                                      228,100
      2,200      Flushing Financial Corp.                                     38,280
        400      IBERIABANK Corp.                                             16,280
      4,900      Independence Community Bank Corp.                           129,605
        630      Independent Bank Corp.                                       12,663
      9,300      KeyCorp                                                     209,808
      5,600      Local Financial Corp.(a)                                     80,752
     52,600      National City Corp.                                       1,464,910
      2,500      NetBank, Inc.                                                23,225
     59,600      New York Community Bancorp, Inc.                          1,776,080
      5,900      North Fork Bancorporation, Inc.                             173,755
        350      OceanFirst Financial Corp.                                    7,522
        500      PFF Bancorp, Inc.                                            16,045
      9,800      Popular, Inc.                                               333,102
     13,300      Roslyn Bancorp, Inc.                                        239,134
     39,200(f)   Sovereign Bancorp, Inc.                                     542,920
      2,000(f)   Suntrust Banks, Inc.                                        105,300
    110,156      U.S. Bancorp                                              2,090,761
     35,750      Union Planters Corp.                                        939,867

    8                                      See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                    Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     12,000      UnionBanCal Corp.                                     $     473,040
     50,400      Wachovia Corp.                                            1,717,128
     18,579      Washington Federal, Inc.                                    391,274
     21,200      Webster Financial Corp.                                     744,544
                                                                       -------------
                                                                          17,517,041
-------------------------------------------------------------------------------------
Beverages  1.7%
     77,300      Anheuser-Busch Companies, Inc.                            3,602,953
     42,900      Coca-Cola Co.                                             1,736,592
    116,400      Pepsi Bottling Group, Inc.                                2,087,052
     10,300      PepsiAmericas, Inc.                                         121,128
     76,200      PepsiCo, Inc.                                             3,048,000
                                                                       -------------
                                                                          10,595,725
-------------------------------------------------------------------------------------
Building & Construction  0.6%
      6,100      American Woodmark Corp.                                     269,071
      2,000      Apogee Enterprises, Inc.                                     16,442
        800      Centex Construction Products, Inc.                           28,800
        400      Genlyte Group, Inc.(a)                                       13,228
        800      Hovnanian Enterprises, Inc., Class A(a)                      27,640
     12,700(f)   KB HOME                                                     577,215
      4,800      Lafarge North America, Inc.                                 139,440
      2,000      M.D.C. Holdings, Inc.                                        76,760
        300      Meritage Corp.(a)                                            10,059
      2,200      NCI Building Systems, Inc.(a)                                34,122
      3,300      NVR, Inc.(a)                                              1,085,700
     16,300      Pulte Homes, Inc.                                           817,445
     12,200      Ryland Group, Inc.                                          526,918
      1,800      Walter Industries, Inc.                                      15,696
                                                                       -------------
                                                                           3,638,536
-------------------------------------------------------------------------------------
Business Services
     13,400      Xerox Corp.(a)                                              116,580
-------------------------------------------------------------------------------------
Chemicals  0.7%
     13,300      Agrium, Inc., (Canada)                                      142,975
      1,900      Airgas, Inc.(a)                                              35,169
     10,800(f)   Ecolab, Inc.                                                532,764

    See Notes to Financial Statements                                      9

       The Prudential Investment Portfolios, Inc.
                    Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      6,200      Engelhard Corp.                                       $     132,804
     17,100      FMC Corp.(a)                                                268,128
     13,500      Georgia Gulf Corp.                                          271,755
     25,300      Hercules, Inc.(a)                                           220,110
        600      International Flavors & Fragrances, Inc.                     18,654
      5,100      MacDermid, Inc.                                             104,295
        800      Minerals Technologies, Inc.                                  30,488
     49,699      Monsanto Co.                                                815,064
      1,400      NL Industries, Inc.                                          22,540
      1,200      Octel Corp.                                                  17,388
     21,100      OM Group, Inc.                                              184,625
      1,800      PolyOne Corp.                                                 7,020
     12,100      PPG Industries, Inc.                                        545,468
      9,700      Praxair, Inc.                                               546,595
     42,900      RPM, Inc.                                                   450,450
        700      Spartech Corp.                                               13,538
      2,500      Wellman, Inc.                                                23,325
                                                                       -------------
                                                                           4,383,155
-------------------------------------------------------------------------------------
Commercial Services
      6,300      Convergys Corp.(a)                                           83,160
      7,300      MemberWorks, Inc.(a)                                        152,497
        800(f)   Pre-Paid Legal Services, Inc.(a)                             13,824
                                                                       -------------
                                                                             249,481
-------------------------------------------------------------------------------------
Computer Software & Services  3.6%
      3,600      Amazon.com, Inc.(a)                                          93,708
        500      ANSYS, Inc.(a)                                               11,975
     57,800      CheckFree Corp.(a)                                        1,299,344
     36,600      Citrix Systems, Inc.(a)                                     481,656
      2,500      F5 Networks, Inc.(a)                                         31,575
      8,500      Hutchinson Technology, Inc.(a)                              210,120
     51,300      Intuit, Inc.(a)                                           1,908,360
     16,300      John H. Harland Co.                                         396,253
    438,400      Microsoft Corp.                                          10,613,664
     17,600      NetScreen Technologies, Inc.(a)                             295,328
    324,900(f)   Oracle Corp.(a)                                           3,524,840

    10                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                    Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
        100      Rainbow Technologies, Inc.(a)                         $         943
     12,700      Reynolds & Reynolds Co., Class A                            321,310
     17,800      Sybase, Inc.(a)                                             230,510
        300      TALX Corp.                                                    3,891
     13,500      United Online, Inc.(a)                                      232,740
     51,000(f)   USA Interactive(a)                                        1,366,290
     32,000      VeriSign, Inc.(a)                                           279,680
      7,400      Verity, Inc.(a)                                             102,490
     84,100(f)   Yahoo!, Inc.(a)                                           2,020,082
                                                                       -------------
                                                                          23,424,759
-------------------------------------------------------------------------------------
Computer Systems/Peripherals  2.5%
    130,700      Dell Computer Corp.(a)                                    3,569,417
     81,500      EMC Corp.(a)                                                589,245
     74,693      Hewlett-Packard Co.                                       1,161,476
     89,500      International Business Machines Corp.                     7,019,485
     17,800      Iomega Corp.(a)                                             197,580
     40,300      Lexmark International, Inc.(a)                            2,698,085
     21,500      Mercury Computer Systems, Inc.(a)                           584,800
     58,100      Western Digital Corp.(a)                                    526,386
                                                                       -------------
                                                                          16,346,474
-------------------------------------------------------------------------------------
Containers  0.3%
     21,400      Ball Corp.                                                1,191,980
      2,000      Chesapeake Corp.                                             33,780
     17,200      Owens-Illinois, Inc.(a)                                     155,488
     18,100      Pactiv Corp.(a)                                             367,430
      4,600      Rock-Tenn Co., Class A                                       58,880
                                                                       -------------
                                                                           1,807,558
-------------------------------------------------------------------------------------
Cosmetics/Toiletries  0.8%
     12,100      Avon Products, Inc.                                         690,305
     10,300      Colgate-Palmolive Co.                                       560,732
     21,900      Gillette Co.                                                677,586
     64,600      Kimberly-Clark Corp.                                      2,936,716
                                                                       -------------
                                                                           4,865,339

    See Notes to Financial Statements                                     11

       The Prudential Investment Portfolios, Inc.
               Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Data Processing/Management  0.3%
     31,400      Automatic Data Processing, Inc.                       $     966,806
     17,800      CSG Systems International, Inc.(a)                          154,326
     10,200      Dun & Bradstreet Corp.(a)                                   390,150
      5,900      eFunds Corp.(a)                                              40,533
     13,800      Right Management Consultants, Inc.(a)                       179,262
      1,000      Viad Corp.                                                   21,440
        300      Volt Information Sciences, Inc.(a)                            3,078
                                                                       -------------
                                                                           1,755,595
-------------------------------------------------------------------------------------
Distribution/Wholesale  0.2%
        800      Daisytek International Corp.(a)                               1,496
      4,700      Handleman Co.(a)                                             69,090
     21,100      SCP Pool Corp.(a)                                           626,881
     10,500      W.W. Grainger, Inc.                                         450,450
      4,200      Watsco, Inc.                                                 57,456
                                                                       -------------
                                                                           1,205,373
-------------------------------------------------------------------------------------
Diversified Consumer Products  1.5%
     50,900(f)   Clorox Co.                                                2,350,053
     43,300      Dial Corp.                                                  840,020
      5,800      Fortune Brands, Inc.                                        248,646
      3,500      Jarden Corp.(a)                                              91,000
     56,700      Procter & Gamble Co.                                      5,049,135
     15,300      Unilever NV, (Netherlands)                                  909,432
                                                                       -------------
                                                                           9,488,286
-------------------------------------------------------------------------------------
Diversified Manufacturing  1.2%
     18,300      3M Co.                                                    2,379,549
      2,900      Actuant Corp., Class A(a)                                   101,935
     12,700      Acuity Brands, Inc.                                         170,815
      3,100      Danaher Corp.                                               203,856
     10,400      Donaldson Co., Inc.                                         380,432
     66,100      Energizer Holdings, Inc.(a)                               1,684,889
        500      ESCO Technologies, Inc.(a)                                   16,400
        600      Griffon Corp.(a)                                              7,740
      2,600      Honeywell International, Inc.                                55,536

    12                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      1,300      Illinois Tool Works, Inc.                             $      75,595
     13,300      Pentair, Inc.                                               470,155
      9,700      Thermo Electron Corp.(a)                                    175,570
      2,600      Trinity Industries, Inc.                                     44,772
    173,200      Tyco International, Ltd., (Bermuda)                       2,227,352
                                                                       -------------
                                                                           7,994,596
-------------------------------------------------------------------------------------
Diversified Operations  1.5%
    376,150      General Electric Co.                                      9,591,825
-------------------------------------------------------------------------------------
Education  0.5%
     33,400(f)   Apollo Group, Inc., Class A(a)                            1,666,660
      1,000      Corinthian Colleges, Inc.(a)                                 39,500
     34,600      ITT Educational Services, Inc.(a)                           968,800
      7,000      Learning Tree International, Inc.(a)                         94,640
     16,200      University of Phoenix Online(a)                             690,930
                                                                       -------------
                                                                           3,460,530
-------------------------------------------------------------------------------------
Electrical Utilities  1.2%
      6,800(f)   Allegheny Energy, Inc.                                       42,228
     23,300      Alliant Energy Corp.                                        374,431
     27,960      American Electric Power Co., Inc.                           638,886
        600      American States Water Co.                                    14,340
     16,200(f)   Calpine Corp.(a)                                             53,460
     19,000      CenterPoint Energy, Inc.                                    133,950
      8,800      Cleco Corp.                                                 110,440
      2,900      CMS Energy Corp.                                             12,789
     53,100      Duke Energy Corp.                                           772,074
    110,800      Edison International(a)                                   1,516,852
      8,100      Exelon Corp.                                                408,321
     37,000      FirstEnergy Corp.                                         1,165,500
     14,600      Kinder Morgan, Inc.                                         657,000
     51,700(f)   PG&E Corp.(a)                                               695,365
     23,900      PPL Corp.                                                   851,079
      8,300      Public Service Enterprise Group, Inc.                       304,527
      2,270      Reliant Resources, Inc.(a)                                    8,081
      8,300      TXU Corp.                                                   148,155
                                                                       -------------
                                                                           7,907,478

    See Notes to Financial Statements                                     13

       The Prudential Investment Portfolios, Inc.
                   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Electronic Components  0.6%
        800      Analogic Corp.                                        $      36,457
     10,000      Benchmark Electronics, Inc.(a)                              283,300
      7,300      Cognex Corp.(a)                                             154,541
      3,500      DSP Group, Inc.(a)                                           63,455
     25,900      Emerson Electric Co.                                      1,174,565
      7,350      Engineered Support Systems, Inc.                            287,752
     17,400      Harman International Industries, Inc.                     1,019,118
      7,100      Intermagnetics General Corp.(a)                             126,664
      5,300      L-3 Communications Holdings, Inc.(a)                        212,901
      4,100      Mentor Graphics Corp.(a)                                     36,654
     17,900      Methode Electronics, Inc., Class A                          144,990
     13,600      Paxar Corp.(a)                                              155,720
                                                                       -------------
                                                                           3,696,117
-------------------------------------------------------------------------------------
Financial Services  7.8%
      7,700(f)   Allied Capital Corp.                                        153,846
      4,300      American Express Co.                                        142,889
     64,200      Astoria Financial Corp.                                   1,491,366
     96,660      Bank of America Corp.                                     6,460,754
     18,100(f)   Capital One Financial Corp.                                 543,181
    196,960      Citigroup, Inc.                                           6,785,272
      3,000      Commercial Federal Corp.                                     65,160
     46,500      Countrywide Credit Industries, Inc.                       2,673,750
     28,100      Deluxe Corp.                                              1,127,653
     11,700      Dime Community Bancshares                                   267,111
      2,050      Doral Financial Corp.                                        72,468
      6,300      Downey Financial Corp.                                      248,283
      1,300      DVI, Inc.(a)                                                 11,115
     80,400(f)   Fannie Mae                                                5,254,140
     77,244      FleetBoston Financial Corp.                               1,844,587
     58,000      Freddie Mac                                               3,079,800
     35,800      Golden West Financial Corp.                               2,575,094
      6,100      Goldman Sachs Group, Inc.                                   415,288
     28,500      GreenPoint Financial Corp.                                1,277,085
     63,800      H&R Block, Inc.                                           2,723,622

    14                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                            Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     29,300      IndyMac Bancorp, Inc.                                 $     569,885
     15,900      Interactive Data Corp.(a)                                   222,759
      1,000      Irwin Financial Corp.                                        19,490
     94,010      J.P. Morgan Chase                                         2,228,977
     13,125(f)   MBNA Corp.                                                  197,531
      1,400      Metris Cos., Inc.                                             3,290
     35,400      Morgan Stanley                                            1,357,590
     48,800      Principal Financial Group, Inc.                           1,324,432
      1,400      R&G Financial Corp., Class B                                 30,800
     11,600(f)   SLM Corp.                                                 1,286,672
    102,950      Washington Mutual, Inc.                                   3,631,046
     41,600      Wells Fargo & Co.                                         1,871,584
                                                                       -------------
                                                                          49,956,520
-------------------------------------------------------------------------------------
Foods  1.5%
     49,200(f)   Albertson's, Inc.                                           927,420
     23,800      Archer-Daniels-Midland Co.                                  257,040
      3,600      Chiquita Brands International, Inc.(a)                       39,492
     11,300      ConAgra Foods, Inc.                                         226,904
      1,200      Dean Foods Co.(a)                                            51,492
     15,700      General Mills, Inc.                                         715,135
      7,800      H.J. Heinz Co.                                              227,760
      2,900      Hain Celestial Group, Inc.(a)                                43,819
        400      Horizon Organic Holding Corp.(a)                              5,240
      8,000      International Multifoods Corp.(a)                           154,560
     11,200      Interstate Bakeries Corp.                                   117,600
    106,500      Kroger Co.(a)                                             1,400,475
      1,100      Pilgrim's Pride Corp., Class B                                8,778
      4,000      Ralcorp Holdings, Inc.(a)                                   104,160
     59,700      Safeway, Inc.(a)                                          1,130,121
      2,900      Sanderson Farms, Inc.                                        55,593
     78,600      Sara Lee Corp.                                            1,469,820
      3,500      SUPERVALU, Inc.                                              54,250
    101,900      Tyson Foods, Inc., Class A                                  789,725
     20,900(f)   Whole Foods Market, Inc.(a)                               1,162,876
     26,500      Winn-Dixie Stores, Inc.                                     350,330
                                                                       -------------
                                                                           9,292,590

    See Notes to Financial Statements                                     15

       The Prudential Investment Portfolios, Inc.
               Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Health Care Services  1.2%
     15,900      Anthem, Inc.(a)                                       $   1,053,375
      4,500      Beverly Enterprises, Inc.(a)                                  9,090
     37,600      Express Scripts, Inc., Class A(a)                         2,093,568
     12,100      Humana, Inc.(a)                                             116,160
      9,700      Oxford Health Plans, Inc.(a)                                294,492
     10,300      PacifiCare Health Systems, Inc.(a)                          248,642
      3,500(f)   Sunrise Assisted Living, Inc.(a)                             84,000
     44,100      Tenet Healthcare Corp.(a)                                   736,470
     21,400      UnitedHealth Group, Inc.                                  1,961,738
     31,400      US Oncology, Inc.(a)                                        222,940
      7,800(f)   WellPoint Health Networks, Inc.(a)                          598,650
                                                                       -------------
                                                                           7,419,125
-------------------------------------------------------------------------------------
Household Durables  0.1%
        500      Bassett Furniture Industries, Inc.                            5,250
        700      Kimball International, Inc., Class B                          9,766
      1,900      La-Z-Boy, Inc.                                               32,832
      5,300      Maytag Corp.                                                100,859
     17,100      Yankee Candle Co., Inc.(a)                                  291,213
                                                                       -------------
                                                                             439,920
-------------------------------------------------------------------------------------
Insurance  3.1%
     28,900(f)   ACE, Ltd., (Bermuda)                                        836,655
      5,600      AFLAC, Inc.                                                 179,480
     24,200      Allstate Corp.                                              802,714
      1,200      Ambac Financial Group, Inc.                                  60,624
     12,400      American Financial Group, Inc.                              246,140
     70,259      American International Group, Inc.                        3,474,307
     16,500      AmerUs Group Co.                                            404,910
      6,500      Brown & Brown, Inc.                                         203,515
     30,900      CIGNA Corp.                                               1,412,748
     19,100      Everest Re Group, Ltd., (Barbados)                        1,092,711
     34,800      Fidelity National Financial, Inc.                         1,188,420
        400      Hartford Financial Services Group, Inc.                      14,116
     78,500      John Hancock Financial Services, Inc.                     2,180,730
      4,000      LandAmerica Financial Group, Inc.                           159,000

    16                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     12,900      Loews Corp.                                           $     513,936
     99,800      MetLife, Inc.                                             2,632,724
      8,100      MGIC Investment Corp.                                       318,087
      6,800      Old Republic International Corp.                            181,900
     22,600(f)   St. Paul Companies, Inc.                                    718,680
      2,800      Stewart Information Services Corp.(a)                        64,988
     61,700      Travelers Property Casualty Corp., Class A                  869,353
    127,288      Travelers Property Casualty Corp., Class B                1,796,034
     77,000      UnumProvident Corp.                                         754,600
                                                                       -------------
                                                                          20,106,372
-------------------------------------------------------------------------------------
Leisure & Tourism  0.4%
      1,500      Ameristar Casinos, Inc.(a)                                   16,080
      7,000      Aztar Corp.(a)                                               94,010
     26,600(f)   Harrah's Entertainment, Inc.(a)                             949,620
        900(f)   International Game Technology(a)                             73,710
        300      Isle of Capri Casinos, Inc.(a)                                3,501
     43,500      Mandalay Resort Group(a)                                  1,198,860
     58,400      Park Place Entertainment Corp.(a)                           415,808
                                                                       -------------
                                                                           2,751,589
-------------------------------------------------------------------------------------
Machinery & Equipment  0.1%
      1,300      Applied Industrial Technologies, Inc.                        21,723
      1,000      Cascade Corp.                                                14,400
     13,700      Deere & Co.                                                 537,862
      2,400      Global Payments, Inc.                                        73,248
      1,200      Tecumseh Products Co., Class A                               49,176
                                                                       -------------
                                                                             696,409
-------------------------------------------------------------------------------------
Media & Entertainment  2.9%
    278,200(f)   AOL Time Warner, Inc.(a)                                  3,021,252
      8,500      Catalina Marketing Corp.(a)                                 163,455
        300      Championship Auto Racing Teams, Inc.(a)                       1,098
     58,800      Clear Channel Communications, Inc.(a)                     1,994,496
     30,642      Comcast Corp., Class A(a)                                   876,055
        500      Cumulus Media, Inc., Class A(a)                               7,280
    103,900      Disney (Walt) Co.                                         1,768,378
      3,300      E.W. Scripps Co., Class A                                   249,942

    See Notes to Financial Statements                                     17

       The Prudential Investment Portfolios, Inc.
                Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      3,100      Fox Entertainment Group, Inc., Class A(a)             $      82,677
     33,100      Gannett Co., Inc.                                         2,331,233
      1,200      Journal Register Co.(a)                                      18,312
    165,200      Liberty Media Corp., Series A(a)                          1,607,396
        300      Lin TV Corp., Class A(a)                                      6,153
     33,700      McGraw-Hill Companies, Inc.                               1,873,383
     14,300      Meredith Corp.                                              545,974
        800      Metro-Goldwyn-Mayer, Inc.(a)                                  8,400
      3,500      Regal Entertainment Group, Class A                           62,825
     12,200      Tribune Co.                                                 549,122
     98,919(f)   Viacom, Inc., Class B(a)                                  3,612,522
                                                                       -------------
                                                                          18,779,953
-------------------------------------------------------------------------------------
Medical Products & Services  4.0%
     61,800      Becton, Dickinson & Co.                                   2,128,392
        700      Biosite, Inc.(a)                                             26,887
     31,600      Boston Scientific Corp.(a)                                1,288,016
     27,400      C.R. Bard, Inc.                                           1,727,844
      8,800      Cambrex Corp.                                               211,376
      2,700      Chiron Corp.(a)                                             101,250
     12,200      Cyberonics, Inc.(a)                                         260,958
     38,100      Cytyc Corp.(a)                                              497,205
     10,400      DaVita, Inc.(a)                                             215,592
      1,600      Digene Corp.(a)                                              26,464
      3,400      Edwards Lifesciences Corp.(a)                                93,160
      7,700      Fisher Scientific International, Inc.(a)                    215,292
     71,600      Genentech, Inc.(a)                                        2,506,716
     10,100      Hillenbrand Industries, Inc.                                514,898
      3,000      INAMED Corp.(a)                                             107,310
    156,400      Johnson & Johnson Co.                                     9,050,868
     25,700      McKesson Corp.                                              640,701
     11,100      Medtronic, Inc.                                             500,832
     32,000      Mentor Corp.                                                547,520
     11,500(f)   PolyMedica Corp.                                            350,175
     24,900      Priority Healthcare Corp., Class B(a)                       663,585
      2,300      PSS World Medical, Inc.(a)                                   14,996
      7,200      Renal Care Group, Inc.(a)                                   224,496

    18                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
        200      Sola International, Inc.(a)                           $       2,472
        400      St. Jude Medical, Inc.(a)                                    19,500
     18,000      STERIS Corp.(a)                                             470,880
     45,100(f)   Stryker Corp.                                             3,096,115
        800      Waters Corp.(a)                                              16,928
                                                                       -------------
                                                                          25,520,428
-------------------------------------------------------------------------------------
Medical Technology  0.5%
     55,200      Abbott Laboratories                                       2,076,072
     20,376      Amgen, Inc.(a)                                            1,172,639
      3,700      Invitrogen Corp.(a)                                         113,331
                                                                       -------------
                                                                           3,362,042
-------------------------------------------------------------------------------------
Metals  0.1%
      4,500      AK Steel Holding Corp.(a)                                    14,625
      1,400      Cleveland-Cliffs, Inc.(a)                                    26,110
      6,300      Freeport-McMoRan Copper & Gold, Inc., Class B(a)            107,415
      2,000      Kaydon Corp.                                                 37,640
        100      Oregon Steel Mills, Inc.(a)                                     235
        800      Southern Peru Copper Corp.                                   11,680
     15,000      Steel Dynamics, Inc.(a)                                     174,750
     56,600      United States Steel Corp.                                   556,378
                                                                       -------------
                                                                             928,833
-------------------------------------------------------------------------------------
Multi-Utilities
      1,800(f)   NorthWestern Corp.                                            3,780
-------------------------------------------------------------------------------------
Networking  1.2%
      1,900      Black Box Corp.                                              56,297
    542,300      Cisco Systems, Inc.(a)                                    7,039,054
     24,600      Emulex Corp.(a)                                             471,090
        400      Inrange Technologies Corp., Class B(a)                          732
                                                                       -------------
                                                                           7,567,173
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  0.8%
     23,600      Amerada Hess Corp.                                        1,044,536
      8,300      Aquila, Inc.                                                 17,264
      5,300      Baker Hughes, Inc.                                          158,629

    See Notes to Financial Statements                                     19

       The Prudential Investment Portfolios, Inc.
                   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
     54,300      Marathon Oil Corp.                                    $   1,301,571
        800      NUI Corp.                                                    11,680
     11,075      Patina Oil & Gas Corp.                                      364,367
     55,000      Sempra Energy                                             1,372,800
     62,500      Shaw Group, Inc.(a)                                         628,125
                                                                       -------------
                                                                           4,898,972
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  3.2%
     38,600      Anadarko Petroleum Corp.                                  1,756,300
        700      Apache Corp.                                                 43,218
        400      Berry Petroleum Co., Class A                                  6,000
     17,800      Burlington Resources, Inc.                                  849,238
     35,730(f)   ChevronTexaco Corp.                                       2,309,944
      2,200      Denbury Resources, Inc.(a)                                   23,826
     46,100(f)   Devon Energy Corp.                                        2,222,942
    257,964      Exxon Mobil Corp.                                         9,015,842
        700      Gulf Island Fabrication, Inc.(a)                             12,236
      4,800      Houston Exploration Co.(a)                                  129,600
     12,200      NICOR, Inc.                                                 333,304
     23,300(f)   NiSource, Inc.                                              424,060
     76,400      Occidental Petroleum Corp.                                2,288,944
     23,900      Pioneer Natural Resources Co.(a)                            599,890
        900      SEMCO Energy, Inc.                                            3,168
      8,900      Spinnaker Exploration Co.(a)                                172,838
      4,300      Stone Energy Corp.(a)                                       144,394
      2,000      Unocal Corp.                                                 52,620
      2,700      Westar Energy, Inc.                                          32,724
                                                                       -------------
                                                                          20,421,088
-------------------------------------------------------------------------------------
Paper & Forest Products  0.2%
     20,400(f)   Georgia-Pacific Corp.                                       283,560
        400      Glatfelter                                                    4,264
      5,470      International Paper Co.                                     184,886
      1,600      Longview Fibre Co.                                           10,640
    110,500      Louisiana-Pacific Corp.(a)                                  876,265
      2,200      Universal Forest Products, Inc.                              34,100
      1,700      Weyerhaeuser Co.                                             81,311
                                                                       -------------
                                                                           1,475,026

    20                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                  Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Pharmaceuticals  4.9%
     17,500      AdvancePCS(a)                                         $     495,950
     39,300      Allergan, Inc.                                            2,680,653
      2,000      Alpharma, Inc., Class A                                      35,860
        600      American Pharmaceutical Partners, Inc.(a)                    11,490
      1,400      Bradley Pharmaceuticals, Inc.(a)                             18,872
    104,600      Bristol-Myers Squibb Co.                                  2,210,198
     35,200(f)   Cardinal Health, Inc.                                     2,005,344
      1,400      CIMA Labs, Inc.(a)                                           30,380
     54,400      Forest Laboratories, Inc.(a)                              2,935,968
      8,100      Lilly (Eli) & Co.                                           462,915
    129,100      Merck & Co., Inc.                                         7,072,098
     64,800      Mylan Laboratories, Inc.                                  1,863,000
    310,875      Pfizer, Inc.                                              9,686,865
      8,842      Pharmacia Corp.                                             382,859
     35,700      Wyeth                                                     1,350,174
                                                                       -------------
                                                                          31,242,626
-------------------------------------------------------------------------------------
Printing
      7,000      Valassis Communications, Inc.(a)                            184,800
-------------------------------------------------------------------------------------
Publishing  0.1%
      7,800      Knight-Ridder, Inc.                                         456,300
      3,700      Pulitzer, Inc.                                              161,209
     13,200      R.R. Donnelley & Sons, Co.                                  241,824
      1,400      Reader's Digest Association, Inc.                            14,294
                                                                       -------------
                                                                             873,627
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.6%
      1,700      Amli Residential Properties Trust                            35,785
      7,200      Annaly Mortgage Management, Inc.                            125,784
     27,000      Anthracite Capital, Inc.                                    308,880
      1,200      Apex Mortgage Capital, Inc.                                   7,212
        800      Associated Estates Realty Corp.                               4,400
        900      Bedford Property Investors, Inc.                             23,526
      6,500      Boykin Lodging Co.                                           47,905
      2,800      Brandywine Realty Trust                                      61,600
      3,200      CarrAmerica Realty Corp.                                     81,120
        200      Cornerstone Realty Income Trust, Inc.                         1,392

    See Notes to Financial Statements                                     21

       The Prudential Investment Portfolios, Inc.
                Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
      1,100      Corrections Corp. of America(a)                       $      19,206
      3,900      Crescent Real Estate Equities Co.                            56,082
        700      Crown American Realty Trust                                   6,874
      2,100      Equity Inns, Inc.                                            12,285
     22,400      Equity Office Properties Trust                              570,080
        600      Equity One, Inc.                                              9,174
     12,300      FelCor Lodging Trust, Inc.                                   76,629
      4,200      First Industrial Realty Trust, Inc.                         118,944
     53,290      Friedman, Billings, Ramsey Group, Inc., Class A(a)          482,274
      3,200      Glenborough Realty Trust, Inc.                               49,472
      1,500      Highwoods Properties, Inc.                                   30,660
      3,600      Hospitality Properties Trust                                109,980
     10,200      HRPT Properties Trust                                        86,802
     23,800      Impac Mortgage Holdings, Inc.                               309,162
      3,100      Innkeepers USA Trust                                         20,150
      2,700      LaSalle Hotel Properties                                     32,265
      6,200      LNR Property Corp.                                          208,940
      1,900      MeriStar Hospitality Corp.                                    6,479
        200      Mid-America Apartment Communities, Inc.                       4,740
      5,600      National Health Investors, Inc.                              85,960
     23,300      Nationwide Health Properties, Inc.                          299,405
      6,500(f)   Novastar Financial, Inc.                                    221,975
      2,200      Parkway Properties, Inc.                                     82,896
        900      Reckson Associates Realty Corp.                              16,920
      5,000      RFS Hotel Investors, Inc.                                    48,500
        300      Sizeler Property Investors, Inc.                              2,787
      4,000      Trizec Properties, Inc.                                      34,000
                                                                       -------------
                                                                           3,700,245
-------------------------------------------------------------------------------------
Restaurants  0.4%
      2,600      Bob Evans Farms, Inc.                                        62,634
     17,400      Brinker International, Inc.(a)                              530,700
      7,600      CBRL Group, Inc.                                            208,620
     50,500      McDonald's Corp.                                            730,230
     16,600(f)   Papa John's International, Inc.(a)                          415,498
     27,550      Ryan's Family Steak Houses, Inc.(a)                         289,303
     19,100      Yum! Brands, Inc.(a)                                        464,703
                                                                       -------------
                                                                           2,701,688

    22                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                    Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Retail  3.2%
     49,400(f)   Abercrombie & Fitch Co., Class A(a)                   $   1,483,482
     14,900(f)   American Greetings Corp., Class A(a)                        195,190
     15,500      AnnTaylor Stores Corp.(a)                                   318,215
     32,500      AutoZone, Inc.(a)                                         2,233,075
     29,800      BJ's Wholesale Club, Inc.(a)                                336,740
      1,500      Brown Shoe Co., Inc.                                         40,605
     51,500(f)   Dillard's, Inc.                                             665,380
     45,000      Federated Department Stores, Inc.(a)                      1,260,900
      4,400(f)   Fred's, Inc.                                                122,540
    130,800      Home Depot, Inc.                                          3,186,288
      1,700      Hot Topic, Inc.(a)                                           39,627
     15,300      J. C. Penney Co., Inc.                                      300,492
     87,000      Lowe's Cos., Inc.                                         3,551,340
      7,500      May Department Stores Co.                                   149,175
        800      MSC Industrial Direct Co., Inc., Class A(a)                  12,792
     62,800      PETsMART, Inc.(a)                                           791,280
     29,600(f)   Sears, Roebuck & Co.                                        714,840
      9,900      Sherwin-Williams Co.                                        261,657
     10,900      ShopKo Stores, Inc.                                         126,985
      5,800      Stage Stores, Inc.(a)                                       122,844
      4,900      Steven Madden, Ltd.(a)                                       76,783
     91,300      Wal-Mart Stores, Inc.                                     4,750,339
                                                                       -------------
                                                                          20,740,569
-------------------------------------------------------------------------------------
Semiconductors  2.1%
     84,800      Altera Corp.(a)                                           1,148,192
    355,700      Intel Corp.                                               5,790,796
     42,400      Linear Technology Corp.                                   1,308,888
     15,100(f)   OmniVision Technologies, Inc.(a)                            312,872
     47,300(f)   QLogic Corp.(a)                                           1,756,722
    210,300      Texas Instruments, Inc.                                   3,442,611
                                                                       -------------
                                                                          13,760,081
-------------------------------------------------------------------------------------
Telecommunication Equipment  0.7%
     26,900(f)   ADTRAN, Inc.(a)                                             965,979
     93,200      QUALCOMM, Inc.                                            3,360,792
                                                                       -------------
                                                                           4,326,771

    See Notes to Financial Statements                                     23

       The Prudential Investment Portfolios, Inc.
                 Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares           Description                                           Value (Note 1)
------------------------------------------------------------------------------------------
Telecommunication Services  2.3%
     69,300      AT&T Corp.                                            $   1,122,660
    150,682      AT&T Wireless Services, Inc.(a)                             994,501
    186,300      BellSouth Corp.                                           4,037,121
      1,300      Boston Communications Group, Inc.(a)                         20,358
    138,800(f)   Nextel Communications, Inc., Class A(a)                   1,858,532
     12,200      PanAmSat Corp.(a)                                           172,264
        300      Price Communications Corp.(a)                                 3,588
     87,012      SBC Communications, Inc.                                  1,745,461
    180,300      Sprint Corp.                                              2,118,525
        400      Telephone & Data Systems, Inc.                               16,364
      1,500      United States Cellular Corp.(a)                              35,415
     73,252      Verizon Communications, Inc.                              2,589,458
                                                                       -------------
                                                                          14,714,247
-------------------------------------------------------------------------------------
Tobacco  0.4%
     93,600      Altria Group, Inc.                                        2,804,256
-------------------------------------------------------------------------------------
Transportation/Trucking/Shipping  0.3%
      1,200      Burlington Northern Santa Fe Corp.                           29,880
     12,100(f)   FedEx Corp.                                                 666,347
     27,100      J.B. Hunt Transport Services, Inc.(a)                       729,532
      1,100      Offshore Logistics, Inc.(a)                                  19,855
      1,400      RailAmerica, Inc.(a)                                          8,540
     21,800      Roadway Corp.                                               730,736
                                                                       -------------
                                                                           2,184,890
-------------------------------------------------------------------------------------
Waste Management  0.3%
     56,400      Allied Waste Industries, Inc.(a)                            450,636
     36,400      Republic Services, Inc., Class A(a)                         722,176
     10,900      Stericycle, Inc.(a)                                         409,731
                                                                       -------------
                                                                           1,582,543
                                                                       -------------
                 Total common stocks (cost $464,277,526)                 408,729,034
                                                                       -------------
CONTINGENT VALUE OBLIGATIONS
-------------------------------------------------------------------------------------
Electrical Utilities
      4,400      Progress Energy, Inc.(a)(h)
                  (cost $2,398)                                                    0
                                                                       -------------

    24                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                  Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
CORPORATE BONDS  6.6%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.2%
                                Goodrich Corp., Notes,
Baa3            $    215         7.625%, 12/15/12                        $     225,545
                                Northrop Grumman Corp.,
Baa3                 350         7.75%, 3/1/16                                 424,652
                                Raytheon Co., Notes,
Baa3                  60        4.50%, 11/15/07                                 61,086
Baa3                 265        8.30%, 3/1/10                                  310,779
                                United Technologies Corp., Notes,
A2                   165         6.35%, 3/1/11                                 186,837
                                                                         -------------
                                                                             1,208,899
-------------------------------------------------------------------------------------
Airlines  0.1%
                                Continental Airlines, Inc.,
Baa1                 415         8.048%, 11/1/20                               343,060
-------------------------------------------------------------------------------------
Auto & Truck  0.1%
                                ArvinMeritor, Inc., Note,
Baa3                 200(f)      8.75%, 3/1/12                                 204,000
                                Ford Motor Co., Note,
Baa1                 350         7.45%, 7/16/31                                267,885
                                Lear Corp.,
Ba1                  155(f)      8.11%, 5/15/09                                167,788
                                                                         -------------
                                                                               639,673
-------------------------------------------------------------------------------------
Banking  0.3%
                                Bank One Corp., Sub Notes,
A1                   400         7.875%, 8/1/10                                484,619
                                Chohung Bank (South Korea),
Baa3                 575         6.35%, 1/7/05                                 606,625
                                Wachovia Bank NA, Sub Notes,
Aa3                  450         7.80%, 8/18/10                                549,591

    See Notes to Financial Statements                                     25

       The Prudential Investment Portfolios, Inc.
                    Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
                                Washington Mutual Bank, Sub Notes,
A3              $    400         5.50%, 1/15/13                          $     419,414
                                                                         -------------
                                                                             2,060,249
-------------------------------------------------------------------------------------
Building & Construction
                                Hanson Overseas BV, Sr. Note
                                 (United Kingdom),
Baa1                 225         6.75%, 9/15/05                                243,850
-------------------------------------------------------------------------------------
Cable  0.2%
                                Comcast Corp.,
Baa3                  75         7.05%, 3/15/33                                 76,720
                                Continental Cablevision, Inc., Sr.
                                 Note,
Baa3               1,000         8.30%, 5/15/06                              1,122,450
                                Cox Communications, Inc., Note,
Baa2                 300         7.125%, 10/1/12                               341,155
                                                                         -------------
                                                                             1,540,325
-------------------------------------------------------------------------------------
Chemicals
                                Dow Chemical Co., Notes,
A3                    60        5.75%, 12/15/08                                 62,885
A3                    80        5.75%, 11/15/09                                 82,173
                                                                         -------------
                                                                               145,058
-------------------------------------------------------------------------------------
Commercial Services
                                Equifax, Inc., Notes,
Baa1                 165         4.95%, 11/1/07                                172,592
-------------------------------------------------------------------------------------
Computer Software & Services
                                Computer Sciences Corp., Notes,
A2                    60         6.75%, 6/15/06                                 66,900
-------------------------------------------------------------------------------------
Computer Systems/Peripherals
                                Hewlett-Packard Co., Notes,
A3                    50         7.15%, 6/15/05                                 54,663
                                International Business Machines Corp.,
A1                   185         5.875%, 11/29/32                              189,055
                                                                         -------------
                                                                               243,718

    26                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
Containers  0.3%
                                Pactiv Corp.,
Baa2            $  1,000         7.20%, 12/15/05                         $   1,100,161
                                Sealed Air Corp.,
Baa3                 450         8.75%, 7/1/08                                 509,095
                                                                         -------------
                                                                             1,609,256
-------------------------------------------------------------------------------------
Diversified Manufacturing
                                Bombardier, Inc., Note,
Baa3                 320(f)      6.75%, 5/1/12                                 243,200
-------------------------------------------------------------------------------------
Diversified Operations
                                Cendant Corp., Sr. Notes,
Baa1                 110         7.375%, 1/15/13                               114,665
-------------------------------------------------------------------------------------
Electrical Utilities  0.3%
                                CenterPoint Energy Houston Electric
                                 LLC, Notes,
Baa2                 160        5.70%, 3/15/13                                 164,026
Baa2                 120        6.95%, 3/15/33                                 125,127
                                FirstEnergy Corp., Note,
Baa2                 340         7.375%, 11/15/31                              356,153
                                Nisource Finance Corp.,
Baa3                 150         7.625%, 11/15/05                              165,696
                                Oncor Electric Delivery Co.,
Baa1                 140         7.25%, 1/15/33                                157,957
                                PPL Electric Utilities Corp.,
A3                   400         6.25%, 8/15/09                                451,247
                                PSE&G Power LLC,
Baa1                 150         6.95%, 6/1/12                                 166,009
                                                                         -------------
                                                                             1,586,215
-------------------------------------------------------------------------------------
Electronic Components & Instruments  0.1%
                                Thomson Corp., Note,
A3                   530         6.20%, 1/5/12                                 585,559

    See Notes to Financial Statements                                     27

       The Prudential Investment Portfolios, Inc.
                  Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
Financial Services  1.2%
                                Boeing Capital Corp., Sr. Notes,
A3              $    190         6.10%, 3/1/11                           $     194,719
                                Capital One Bank,
                                 Note,
Baa2                  75         6.50%, 7/30/04                                 75,349
                                Sr. Note,
Baa2                  60        6.875%, 2/1/06                                  60,261
                                CIT Group, Inc., Sr. Notes,
A2                    35         5.50%, 11/30/07                                35,780
                                Citigroup, Inc., Sub Notes,
Aa2                  750        5.625%, 8/27/12                                804,274
Aa2                  250        6.625%, 6/15/32                                274,323
                                General Electric Capital Corp., Notes,
Aaa                  275        6.125%, 2/22/11                                302,035
Aaa                  500        6.75%, 3/15/32                                 563,171
                                General Motors Acceptance Corp., Note,
A2                 1,240         6.125%, 1/22/08                             1,263,101
                                Goldman Sachs Group, Inc.,
Aa3                  165        6.875%, 1/15/11                                188,127
                                Note,
Aa3                  165        5.70%, 9/1/12                                  173,963
                                Notes,
Aa3                   60        5.25%, 4/1/13                                   60,603
                                Household Finance Corp., Notes,
A2                    85        6.75%, 5/15/11                                  94,422
A2                   280        7.00%, 5/15/12                                 319,149
A2                    15        6.375%, 11/27/12                                16,447
                                J.P. Morgan Chase, Note,
A1                   270         5.25%, 5/30/07                                289,441
                                John Deere Capital Corp., Note,
A3                   560         7.00%, 3/15/12                                648,214
                                MBNA Corp., Notes,
Baa2                  70         6.125%, 3/1/13                                 70,678
                                Morgan Stanley,
Aa3                1,200         6.10%, 4/15/06                              1,312,454

    28                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                   Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
                                PaineWebber Group, Inc.,
Aa2             $    500         7.625%, 12/1/09                         $     592,550
                                                                         -------------
                                                                             7,339,061
-------------------------------------------------------------------------------------
Foods  0.4%
                                ConAgra Foods, Inc., Notes,
Baa1                 130         7.875%, 9/15/10                               156,997
                                Kraft Foods, Inc., Notes,
A3                    50         5.25%, 6/1/07                                  53,135
                                Kroger Co.,
Baa3                 550        7.25%, 6/1/09                                  626,226
Baa3                 250        7.80%, 8/15/07                                 286,944
                                Safeway, Inc., Notes,
Baa2                 250        6.05%, 11/15/03                                256,426
Baa2                 500        6.50%, 11/15/08                                552,384
                                Sara Lee Corp., Notes,
A3                   110         6.125%, 11/1/32                               114,384
                                Tyson Foods, Inc., Notes,
Baa3                  95         8.25%, 10/1/11                                107,209
                                Unilever Capital Corp.,
A1                   160         5.90%, 11/15/32                               164,819
                                                                         -------------
                                                                             2,318,524
-------------------------------------------------------------------------------------
Health Care Services
                                Tenet Healthcare Corp., Sr. Notes,
Baa3                  50         6.50%, 6/1/12                                  48,000
-------------------------------------------------------------------------------------
Hotels  0.1%
                                ITT Corp., Notes,
Ba1                  700         6.75%, 11/15/03                               710,500
-------------------------------------------------------------------------------------
Insurance  0.1%
                                Allstate Corp., Sr. Note,
A1                   200         7.20%, 12/1/09                                233,501
                                Aon Corp., Note,
Baa2                 130         8.65%, 5/15/05                                144,212
                                Axa (France), Sub Notes,
A3                    35         8.60%, 12/15/30                                39,289

    See Notes to Financial Statements                                     29

       The Prudential Investment Portfolios, Inc.
                    Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
                                Progressive Corp., Sr. Notes,
A2              $    220         6.25%, 12/1/32                          $     231,337
                                Travelers Property Casualty Corp.,
                                 Notes,
A2                   190         5.00%, 3/15/13                                188,263
                                UnumProvident Corp., Sr. Notes,
Baa3                  35         7.625%, 3/1/11                                 33,775
                                                                         -------------
                                                                               870,377
-------------------------------------------------------------------------------------
Machinery & Equipment  0.1%
                                Caterpillar, Inc.,
A2                   400         7.25%, 9/15/09                                474,447
-------------------------------------------------------------------------------------
Media & Entertainment  0.7%
                                AOL Time Warner, Inc.,
Baa1                 600         7.625%, 4/15/31                               636,696
                                Disney (Walt) Co.,
                                M.T.N., Notes,
Baa1                 240        5.875%, 12/15/17                               237,967
                                Notes,
Baa1                  50        5.375%, 6/1/07                                  52,668
                                Sr. Notes,
Baa1                 205        6.75%, 3/30/06                                 225,918
                                News America, Inc.,
Baa3               2,000        6.703%, 5/21/04                              2,090,908
Baa3                 125        7.625%, 11/30/28                               137,746
                                United News & Media PLC, Note
                                 (United Kingdom),
Baa2                 550         7.25%, 7/1/04                                 573,209
                                Viacom, Inc.,
A3                   180         7.875%, 7/30/30                               224,472
                                                                         -------------
                                                                             4,179,584
-------------------------------------------------------------------------------------
Medical Products & Services  0.1%
                                HCA, Inc., Notes,
Ba1                  275         6.25%, 2/15/13                                282,092
-------------------------------------------------------------------------------------
Oil & Gas Equipment & Services  0.1%
                                BJ Services Co.,
Baa2                 700         7.00%, 2/1/06                                 765,176

    30                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                  Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
                                Valero Energy Corp., Notes,
Baa3            $    120         6.875%, 4/15/12                         $     130,705
                                                                         -------------
                                                                               895,881
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  0.5%
                                Conoco, Inc., Sr. Note,
A3                   135         6.95%, 4/15/29                                152,949
                                ConocoPhillips, Note,
A3                   500         8.75%, 5/25/10                                626,436
                                Devon Financing Corp.,
Baa2                  35         6.875%, 9/30/11                                39,833
                                Duke Energy Field Services LLC, Note,
Baa2                 200         7.50%, 8/16/05                                214,644
                                Occidental Petroleum Corp., Sr. Note,
Baa2                 700         6.75%, 1/15/12                                803,315
                                Ocean Energy, Inc., Sr. Notes,
Baa3                 615         7.875%, 8/1/03                                622,688
                                Parker & Parsley Petroleum Co., Sr.
                                 Note,
Ba1                  500         8.875%, 4/15/05                               531,862
                                Pemex Project Funding Master Trust,
Baa1                 275         8.50%, 2/15/08                                311,094
                                Transocean, Inc., Notes,
Baa2                  70         6.625%, 4/15/11                                78,617
                                                                         -------------
                                                                             3,381,438
-------------------------------------------------------------------------------------
Paper & Forest Products
                                Weyerhaeuser Co., Notes,
Baa2                 200        6.75%, 3/15/12                                 219,260
Baa2                   5        7.375%, 3/15/32                                  5,463
                                                                         -------------
                                                                               224,723
-------------------------------------------------------------------------------------
Pharmaceuticals  0.2%
                                Bristol-Myers Squibb Co., Notes,
Aa2                  110         5.75%, 10/1/11                                118,012
                                Pharmacia Corp.,
A1                   585         6.75%, 12/15/27                               679,575
                                Wyeth, Notes,
A3                   235         5.25%, 3/15/13                                240,272
                                                                         -------------
                                                                             1,037,859

    See Notes to Financial Statements                                     31

       The Prudential Investment Portfolios, Inc.
                     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
Printing  0.1%
                                World Color Press, Inc., Sr. Sub.
                                 Notes,
Baa2            $    235        8.375%, 11/15/08                         $     244,430
Baa2                 150        7.75%, 2/15/09                                 154,440
                                                                         -------------
                                                                               398,870
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.2%
                                EOP Operating L.P., Sr. Notes,
Baa1                 350        6.75%, 2/15/08                                 388,828
                                ERP Operating L.P., Notes,
Baa1                 830        6.63%, 4/13/05                                 880,585
                                                                         -------------
                                                                             1,269,413
-------------------------------------------------------------------------------------
Retail  0.1%
                                Target Corp., Notes,
A2                   220        5.95%, 5/15/06                                 240,097
A2                   140        7.50%, 8/15/10                                 167,114
                                Wal-Mart Stores, Inc., Sr. Note,
Aa2                  320         6.875%, 8/10/09                               378,230
                                                                         -------------
                                                                               785,441
-------------------------------------------------------------------------------------
Telecommunication Services  0.8%
                                AT&T Corp., Sr. Notes,
Baa2                 130         8.00%, 11/15/31                               139,744
                                AT&T Wireless Services, Inc., Sr.
                                 Note,
Baa2                 350         8.75%, 3/1/31                                 401,367
                                British Telecommunications PLC
                                 (United Kingdom),
Baa1                 220         8.625%, 12/15/30                              282,293
                                CenturyTel, Inc., Sr. Notes,
Baa2                 250         7.875%, 8/15/12                               301,754
                                Citizens Communications Co., Notes,
Baa2                 350         8.50%, 5/15/06                                395,795
                                Deutsche Telekom International Finance
                                 BV
                                 (Germany),
Baa3                 130         8.25%, 6/15/30                                154,265
                                France Telecom SA, Notes (France),
Baa3                 305         8.50%, 3/1/31                                 397,220
                                Koninklijke (Royal) NV (Netherlands),
Baa3                 355         8.00%, 10/1/10                                418,386

    32                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                    Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
                                Motorola, Inc., Notes,
Baa2            $    115         7.625%, 11/15/10                        $     123,625
                                Sprint Capital Corp., Note,
Baa3                 440         6.90%, 5/1/19                                 402,600
                                Telecomunicaciones de Puerto Rico,
                                 Inc.,
Baa1                 800        6.65%, 5/15/06                                 855,663
Baa1               1,070        6.80%, 5/15/09                               1,171,408
                                Vodafone Group PLC, Note
                                 (United Kingdom),
A2                   200         7.75%, 2/15/10                                239,282
                                                                         -------------
                                                                             5,283,402
-------------------------------------------------------------------------------------
Tobacco
                                R.J. Reynolds Tobacco Holdings, Inc.,
Baa2                 105         7.25%, 6/1/12                                 104,494
-------------------------------------------------------------------------------------
Transportation  0.1%
                                Norfolk Southern Corp.,
Baa1                 300         7.80%, 5/15/27                                361,295
                                Union Pacific Corp., Notes,
Baa3                 105         6.65%, 1/15/11                                118,871
                                                                         -------------
                                                                               480,166
-------------------------------------------------------------------------------------
Utilities  0.2%
                                MidAmerican Energy Holdings Co., Sr.
                                 Notes,
Baa3               1,000         6.96%, 9/15/03                              1,020,195
-------------------------------------------------------------------------------------
Waste Management
                                Waste Management, Inc.,
Ba1                  220         7.75%, 5/15/32                                250,636
                                                                         -------------
                                Total corporate bonds
                                 (cost $39,737,794)                         42,158,322
                                                                         -------------
ASSET BACKED SECURITIES  0.5%
                                Lehman Brothers, Inc. TRAIN,
B1                   180         8.667%, 2/1/12 (g)                            179,759
                                MBNA Master Credit Card Trust II,
Aaa                2,400         7.00%, 2/15/12                              2,776,533
                                                                         -------------
                                Total asset backed securities
                                 (cost $2,845,737)                           2,956,292
                                                                         -------------

    See Notes to Financial Statements                                     33

       The Prudential Investment Portfolios, Inc.
                 Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES  0.7%
                                Commercial Mortgage Asset Trust, Ser.
                                 1999-C2,
Aaa             $    155         7.285%, 11/17/32                        $     172,748
                                Morgan Stanley Dean Witter Capital I
                                 Trust, Ser. 2000-Life2,
Aaa                2,500         7.20%, 10/15/33                             2,939,886
                                Wachovia Bank Commercial Mortgage
                                 Trust,
                                Ser. 2002-C2,
Aaa                  400        4.98%, 11/15/34                                410,643
                                Ser. 2003-C3,
AAA(d)             1,100        4.867%, 2/15/35                              1,119,880
                                                                         -------------
                                Total commercial mortgage backed
                                 securities
                                 (cost $4,335,158)                           4,643,157
                                                                         -------------
COLLATERALIZED MORTGAGE OBLIGATIONS  0.6%
                                Federal National Mortgage Assoc.,
                                 PAC-1,
                     600         6.50%, 5/25/08                                655,635
                                Keycorp.,
Aaa                1,675         7.73%, 5/17/32                              2,004,944
                                Washington Mutual, Inc., Ser.
                                 2002-AR4, Class A7,
Aaa                1,200         5.60%, 4/26/32                              1,214,051
                                                                         -------------
                                Total collateralized mortgage
                                 obligations
                                 (cost $3,610,534)                           3,874,630
                                                                         -------------
U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS  8.7%
                                Federal Home Loan Mortgage Corp.,
                   1,500(c)     5.50%, TBA                                   1,527,657
                   4,000(c)     7.00%, TBA                                   4,210,000
                                Federal National Mortgage Assoc.,
                   2,500(c)     5.00%, TBA                                   2,557,813
                     360(i)     5.50%, 12/1/16                                 373,859
                   5,500(c)     5.50%, TBA                                   5,600,938
                   3,699(i)     6.00%, 9/1/17 - 10/1/32                      3,852,201
                  11,000(c)     6.00%, TBA                                  11,418,750
                   3,550(i)     6.50%, 5/1/13 - 9/1/32                       3,748,933
                   8,500(c)     6.50%, TBA                                   8,863,902

    34                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
               Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
                $  4,000(c)     7.00%, TBA                               $   4,215,000
                     906(i)     7.50%, 12/1/07                                 957,301
                   1,500(c)     7.50%, TBA                                   1,597,032
                     146(i)     8.00%, 12/1/23                                 160,154
                     271(i)     8.50%, 10/1/24 - 2/1/28                        295,224
                                Government National Mortgage Assoc.,
                   4,372(i)     6.50%, 9/15/23 - 8/15/32                     4,621,315
                     714(i)     7.00%, 6/15/24                                 763,584
                     228(i)     7.50%, 4/15/29 - 5/15/31                       243,814
                     808(i)     8.00%, 8/15/22 - 6/15/25                       887,249
                                                                         -------------
                                Total U.S. government agency mortgage
                                 pass-through obligations
                                 (cost $55,305,009)                         55,894,726
                                                                         -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS  1.8%
                                Federal Home Loan Mortgage Corp.,
                   1,690(i)      5.75%, 1/15/12                              1,892,764
                                Federal National Mortgage Assoc.,
                   1,500(i)     5.50%, 7/18/12                               1,566,612
                   3,565(i)     6.375%, 6/15/09                              4,137,888
                   3,415(i)     7.125%, 6/15/10                              4,134,063
                                                                         -------------
                                Total U.S. government agency
                                 obligations
                                 (cost $11,347,414)                         11,731,327
                                                                         -------------
U.S. GOVERNMENT SECURITIES  4.5%
                                United States Treasury Bonds,
                   1,270(f)     5.375%, 2/15/31                              1,373,783
                   4,690(i)     8.125%, 8/15/19                              6,545,298
                     995(i)     9.25%, 2/15/16                               1,478,664
                                United States Treasury Notes,
                   5,400(i)     Zero Coupon, 5/15/19 - 5/15/25, Strips       2,088,129
                   1,580(i)     1.625%, 3/31/05                              1,583,950
                   1,530(f)     3.00%, 2/15/08                               1,547,930
                     825(f)     3.875%, 2/15/13                                828,449
                     570(i)     5.50%, 5/15/09                                 645,280
                   1,905(i)     6.00%, 8/15/09                               2,209,354

    See Notes to Financial Statements                                     35

       The Prudential Investment Portfolios, Inc.
                     Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

               Principal
Moody's        Amount                                                    Value (Note
Rating         (000)            Description                              1)
--------------------------------------------------------------------------------------------
                $  9,525(i)     6.50%, 10/15/06                          $  10,892,733
                                                                         -------------
                                Total U.S. government securities
                                 (cost $28,626,633)                         29,193,570
                                                                         -------------
FOREIGN GOVERNMENT OBLIGATIONS  0.3%
                                Hydro Quebec (Canada),
A1                   125         7.50%, 4/1/16                                 158,706
                                Province of Quebec (Canada),
A1                   390        5.75%, 2/15/09                                 434,603
A1                   310        6.125%, 1/22/11                                352,135
                                Republic of Italy (Italy), Notes,
Aa2                  160         5.375%, 6/15/33                               159,678
                                United Mexican States (Mexico), Notes,
Baa2                 500         8.125%, 12/30/19                              537,750
                                                                         -------------
                                Total foreign government obligations
                                 (cost $1,500,505)                           1,642,872
                                                                         -------------
                                Total long-term investments
                                 (cost $611,588,708)                       560,823,930
                                                                         -------------
SHORT-TERM INVESTMENTS  26.1%
U.S. GOVERNMENT SECURITIES  1.0%
                                United States Treasury Bills,
                   6,500(b)      1.135%, 6/19/03 (cost $6,483,810)           6,484,595
                                                                         -------------
MUTUAL FUND  25.1%
               Shares
--------------------------------------------------------------------------------------------
                                Prudential Core Investment
                                 Fund-Taxable Money Market Series
               161,092,466(e)    (cost $161,092,466; Note 3)               161,092,466
                                                                         -------------
                                Total short-term investments
                                 (cost $167,576,276)                       167,577,061
                                                                         -------------
                                Total investments  113.4%
                                 (cost $779,164,984; Note 5)               728,400,991
                                Liabilities in excess of other
                                 assets  (13.4%)                           (85,967,861)
                                                                         -------------
                                Net Assets  100.0%                       $ 642,433,130
                                                                         -------------
                                                                         -------------

    36                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                      Prudential Active Balanced Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Partial principal amount of $37,500,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(d) Standard & Poor's Rating.
(e) Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(f) Securities, or portion thereof, on loan, see Note 4.
(g) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.
(h) Fair valued security, see Note 1.
(i) All or partial amount of security pledged as collateral for dollar rolls.
    M.T.N.--Medium Term Notes.
    N.A.--National Association.
    PAC--Planned Amortization Class.
    The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     37

       The Prudential Investment Portfolios, Inc.
                 Prudential Active Balanced Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2003
----------------------------------------------------------------------------------------
  ASSETS
  Investments, at value including collateral for securities
    on loan of $41,945,625 (cost $779,164,984)                    $  728,400,991
  Cash                                                                   210,967
  Receivable for investments sold                                     26,791,878
  Dividends and interest receivable                                    2,107,396
  Receivable for Series shares sold                                      610,976
  Receivable for securities lending                                       62,542
  Other assets                                                            22,137
                                                                ------------------
  Total assets                                                       758,206,887
                                                                ------------------
  LIABILITIES
  Payable for investments purchased                                   65,187,522
  Payable to broker for collateral for securities on loan             46,565,124
  Due to broker - variation margin                                     1,200,810
  Payable for Series shares reacquired                                 1,171,621
  Accrued expenses and other liabilities                               1,060,886
  Management fee payable                                                 356,008
  Distribution fee payable                                               177,181
  Securities lending rebate payable                                       51,959
  Payable to securities lending agent                                      2,646
                                                                ------------------
  Total liabilities                                                  115,773,757
                                                                ------------------
  NET ASSETS                                                      $  642,433,130
                                                                ------------------
                                                                ------------------
  Net assets were comprised of:
  Common stock, at par                                            $       65,151
  Paid-in capital in excess of par                                   798,215,927
                                                                ------------------
                                                                     798,281,078
  Overdistribution of net investment income                             (742,148)
  Accumulated net realized loss on investments                      (106,609,404)
  Net unrealized depreciation on investments                         (48,496,396)
                                                                ------------------
  Net assets, March 31, 2003                                      $  642,433,130
                                                                ------------------
                                                                ------------------

    38                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                  Prudential Active Balanced Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2003
----------------------------------------------------------------------------------------
  Class A:
  Net asset value and redemption price per share
  ($361,798,684 / 36,724,914 shares of beneficial interest
    issued and outstanding)                                               $ 9.85
  Maximum sales charge (5% of offering price)                                .52
                                                                ------------------
  Maximum offering price to public                                        $10.37
  Class B:
  Net asset value, offering price and redemption price per
    share
  ($103,973,992 / 10,559,855 shares of common stock issued
    and outstanding)                                                       $9.85
  Class C:
  Net asset value and redemption price per share
  ($11,197,636 / 1,137,263 shares of beneficial interest
    issued and outstanding)                                               $ 9.85
  Sales charge (1% of offering price)                                        .10
                                                                ------------------
  Offering price to public                                                 $9.95
  Class Z:
  Net asset value, offering price and redemption price per
    share
  ($165,462,818 / 16,728,803 shares of beneficial interest
    issued and outstanding)                                                $9.89

    See Notes to Financial Statements                                     39

       The Prudential Investment Portfolios, Inc.
                   Prudential Active Balanced Fund
             Statement of Operations (Unaudited)

                                                                    Six Months
                                                                      Ended
                                                                  March 31, 2003
----------------------------------------------------------------------------------------
  NET INVESTMENT INCOME
  Income
  Interest                                                         $  4,032,281
  Dividends (net of foreign withholding taxes of $1,001)              4,569,416
  Income from securities loaned, net                                     89,931
                                                                ------------------
  Total income                                                        8,691,628
                                                                ------------------
  Expenses
  Management fee                                                      2,169,483
  Distribution fee--Class A                                             463,755
  Distribution fee--Class B                                             583,709
  Distribution fee--Class C                                              59,201
  Transfer agent's fees and expenses                                    554,000
  Reports to shareholders                                               177,000
  Custodian's fees and expenses                                         140,000
  Registration fees                                                      22,000
  Legal fees and expenses                                                20,000
  Audit fee                                                              14,000
  Directors' fees                                                         9,000
  Miscellaneous                                                           9,373
                                                                ------------------
  Total operating expenses                                            4,221,521
                                                                ------------------
  Net investment income                                               4,470,107
                                                                ------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on:
  Investment                                                        (44,424,479)
  Financial futures contracts                                       (11,501,383)
                                                                ------------------
                                                                    (55,925,862)
                                                                ------------------
  Net change in unrealized appreciation (depreciation) on:
  Investments                                                        66,991,851
  Financial futures contracts                                        15,465,856
                                                                ------------------
                                                                     82,457,707
                                                                ------------------
  Net gain on investments                                            26,531,845
                                                                ------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 31,001,952
                                                                ------------------
                                                                ------------------

    40                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                     Prudential Active Balanced Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months              Year
                                                   Ended               Ended
                                              March 31, 2003     September 30, 2002
-----------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
  Operations
  Net investment income                       $     4,470,107     $     12,042,124
  Net realized loss on investments                (55,925,862)         (25,759,323)
  Net change in unrealized appreciation
    (depreciation) on investments                  82,457,707          (70,440,124)
                                              ---------------    ------------------
  Net increase (decrease) in net assets
    resulting from operations                      31,001,952          (84,157,323)
                                              ---------------    ------------------
  Dividends and distributions (Note 1)
  Dividends from net investment income
  Class A                                          (7,752,275)         (12,067,120)
  Class B                                          (1,573,308)          (2,940,609)
  Class C                                            (158,354)            (267,376)
  Class Z                                          (3,950,936)          (5,959,996)
                                              ---------------    ------------------
                                                  (13,434,873)         (21,235,101)
                                              ---------------    ------------------
  Series share transactions (net of share
    conversion) (Note 6)
  Net proceeds from shares sold                    35,733,343           91,187,390
  Net asset value of shares issued in
    reinvestment of dividends                      12,872,855           20,371,526
  Cost of shares reacquired                       (94,655,506)        (215,245,862)
                                              ---------------    ------------------
  Net decrease in net assets from Series
    share transactions                            (46,049,308)        (103,686,946)
                                              ---------------    ------------------
  Total decrease                                  (28,482,229)        (209,079,370)
  NET ASSETS
  Beginning of period                             670,915,359          879,994,729
                                              ---------------    ------------------
  End of period(a)                            $   642,433,130     $    670,915,359
                                              ---------------    ------------------
                                              ---------------    ------------------
  --------------------------------
  (a) Includes undistributed net investment
      income of                               $            --     $      8,222,618
                                              ---------------    ------------------

    See Notes to Financial Statements                                     41

       The Prudential Investment Portfolios, Inc.
                    Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited)

      The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Prudential Active Balanced Fund (the 'Series'), Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund. These financial statements relate to Prudential Active Balanced Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

      The Series' investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund and the Series in the preparation of its financial statements.

      Securities Valuation:    Securities listed on a securities exchange (other
than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadviser, to be over-the-counter are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price.

      Debt securities listed on a securities exchange are valued at the last sale price on the day of valuation, or if there was no sale on such day, at the average of readily available closing bid and asked prices on such day as provided by a pricing service. Corporate bonds and U.S. government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is

       The Prudential Investment Portfolios, Inc.
                     Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

believed to be over-the-counter, are valued by an independent pricing service. Convertible debt securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the average of the most recently quoted bid and asked prices provided by a principal market maker or dealer.

      Securities for which reliable market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or valuation methodology, or provides a valuation methodology that, in the judgment of the Manager or subadviser, does not represent fair value, are valued by a Valuation Committee appointed by the Board of Directors, in consultation with the Manager or subadviser.

      Short-term securities which mature in more than 60 days, are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market-value. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.
                                                                          43

       The Prudential Investment Portfolios, Inc.
                   Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Dollar Rolls:    The Series may enter into mortgage dollar rolls in which
the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series' policy is to record the components of dollar rolls as purchase and sale transactions. The Series is compensated by interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales and proceeds is recorded as interest income. The Series had dollar rolls outstanding as of March 31, 2003, which are included in Receivable for Investments Sold and Payable for Investments Purchased on the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government securities or other liquid assets, the dollar value of which is at least equal to its obligations with respect of dollar rolls.

      The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

      Securities Lending:    The Series may lend its portfolio securities to
qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series receives compensation, net of any rebate and securities lending agent fee, for lending its securities in the form of interest or dividends on the collateral received for securities loaned. The Series is entitled to any gain or loss in the market price of the securities loaned that may occur during the term of the loan. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The Series amortizes premiums and accretes discounts on debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net Investment income (loss) (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

       The Prudential Investment Portfolios, Inc.
                       Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Dividends and Distributions:    The Series expects to pay dividends of net
investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

      Taxes:    For federal income tax purposes, each series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the Subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM' or 'subadviser'). PIM furnishes investment advisory services in connection with the management of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' daily average net assets up to $1 billion and .60 of 1% of the average net assets of the Series in excess of $1 billion.

      The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

      Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended March 31, 2003.
                                                                          45

       The Prudential Investment Portfolios, Inc.
                         Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Series that it received approximately $41,400 and $1,400 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the six months ended March 31, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Series that for the six months ended March 31, 2003, it received approximately $99,300 and $700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended March 31, 2003, the SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 2, 2003. The Series did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2003, the Series incurred fees of approximately $452,700 for the services of PMFS. As of March 31, 2003, approximately $71,300 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Series pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $27,900 in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, was approximately $24,200 for the six months ended March 31, 2003. As of March 31, 2003, approximately $4,000 of such fees were due to PSI. These amounts are included in the transfer agent's fee and expenses in the Statement of Operations.

       The Prudential Investment Portfolios, Inc.
                       Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PSI is the securities lending agent for the Series. For the six months ended March 31, 2003, PSI has been compensated by the Series approximately $30,000 for these services of which approximately $2,600 is payable at period end.

      The Series invests in the Taxable Money Market Series, a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Taxable Money Market Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the six months ended March 31, 2003, the Series earned income from the Taxable Money Market Series of approximately $962,300 and $89,900 respectively, by investing its excess cash and collateral received from securities lending.

Note 4. Portfolio Securities
Purchases and sales of investment securities other than short-term investments, for the six months ended March 31, 2003 were $613,332,515 and $632,699,670 respectively.

      During the six months ended March 31, 2003, the Series entered into financial futures contracts. Details of open contracts at March 31, 2003 were as follows:

                                                  Value at         Value at          Unrealized
 Number of                        Expiration        Trade          March 31,       Appreciation/
 Contracts          Type             Date           Date             2003          (Depreciation)
-----------    ---------------    ----------     -----------     -------------     --------------
               Long Positions:
               U.S. Treasury
96               2yr Note             Mar 03     $10,797,526      $10,896,000        $   98,474
               S&P Mid-Cap 400
164              Index                Jun 03      32,459,700       33,574,900         1,115,200
198            S&P 500 Index          Jun 03      40,713,600       41,926,500         1,212,900
               Short Positions:
               U.S. Treasury
102              10yr Note            Jun 03      11,569,846       11,717,250          (147,404)
               U.S. Treasury
15               10yr Note            Jun 03       3,220,656        3,232,969           (12,313)
               U.S. Treasury
3                30yr Bond            Jun 03         338,990          338,250               740
                                                                                   --------------
                                                                                     $2,267,597
                                                                                   --------------
                                                                                   --------------

       The Prudential Investment Portfolios, Inc.
                      Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The amount of dollar rolls outstanding at March 31, 2003 was $39,097,148 (principal $37,500,000), which was 5.2% of total assets.

      As of March 31, 2003, the Series had securities on loan with an aggregate market value of $41,945,625. The Series received $46,565,124 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series's securities lending procedures.

Note 5. Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

      For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2002 of approximately $16,131,400 of which $22,900 and $16,108,500 expires in 2009 and 2010, respectively. In addition, the Series elected to treat net capital losses of approximately $44,856,300 incurred in the eleven-month period ended September 30, 2002 as having occurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.

      The United States federal income tax basis of the Series' investments and the net unrealized depreciation as of March 31, 2003 were as follows:

                                                         Net
  Tax Basis                                           Unrealized
of Investments     Appreciation     Depreciation     Depreciation
--------------     ------------     ------------     ------------
 $ 786,448,879     $ 26,328,742     $(84,376,630)    $(58,047,888)

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Certain investors who purchase $1 million or more of Class A Shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not

       The Prudential Investment Portfolios, Inc.
                    Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 3.25 billion shares of $.001 par value of common stock of the Fund authorized which are divided into three series, two of which (including the Series) offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares. As of March 31, 2003 Prudential owned 244,103 Class A shares, 10 Class B shares, and 10 Class C shares of the Series.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Six months ended March 31, 2003:
Shares sold                                                  1,312,178    $  13,041,393
Shares issued in reinvestment of dividends                     703,668        7,240,748
Shares reacquired                                           (4,683,035)     (46,571,749)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (2,667,189)     (26,289,608)
Shares issued upon conversion from Class B                     924,738        9,078,025
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (1,742,451)   $ (17,211,583)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended September 30, 2002:
Shares sold                                                  2,416,431    $  27,016,526
Shares issued in reinvestment of dividends                     983,595       11,291,670
Shares reacquired                                           (9,601,174)    (106,105,795)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (6,201,148)     (67,797,599)
Shares issued upon conversion from Class B                   1,851,632       20,634,380
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (4,349,516)   $ (47,163,219)
                                                           -----------    -------------
                                                           -----------    -------------
Class B
--------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                    692,946    $   6,899,268
Shares issued in reinvestment of dividends                     148,356        1,529,548
Shares reacquired                                           (2,348,342)     (23,360,079)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (1,507,040)     (14,931,263)
Shares reacquired upon conversion into Class A                (923,929)      (9,078,025)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (2,430,969)   $ (24,009,288)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended September 30, 2002:
Shares sold                                                  1,723,536    $  19,323,258
Shares issued in reinvestment of dividends                     248,945        2,860,382
Shares reacquired                                           (3,609,992)     (39,221,503)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (1,637,511)     (17,037,863)
Shares reacquired upon conversion into Class A              (1,854,251)     (20,634,380)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (3,491,762)   $ (37,672,243)
                                                           -----------    -------------
                                                           -----------    -------------

                                                                          49

       The Prudential Investment Portfolios, Inc.
                  Prudential Active Balanced Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Six months ended March 31, 2003:
Shares sold                                                    299,316    $   2,985,847
Shares issued in reinvestment of dividends                      15,058          155,251
Shares reacquired                                             (355,682)      (3,531,714)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  (41,308)   $    (390,616)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended September 30, 2002:
Shares sold                                                    314,712    $   3,483,964
Shares issued in reinvestment of dividends                      22,988          264,128
Shares reacquired                                             (652,109)      (7,124,809)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (314,409)   $  (3,376,717)
                                                           -----------    -------------
                                                           -----------    -------------
Class Z
--------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                  1,280,814    $  12,806,835
Shares issued in reinvestment of dividends                     382,491        3,947,308
Shares reacquired                                           (2,130,459)     (21,191,964)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (467,154)   $  (4,437,821)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended September 30, 2002:
Shares sold                                                  3,691,278    $  41,363,642
Shares issued in reinvestment of dividends                     516,508        5,955,346
Shares reacquired                                           (5,662,712)     (62,793,755)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (1,454,926)   $ (15,474,767)
                                                           -----------    -------------
                                                           -----------    -------------

                                                        SEMIANNUAL REPORT
                                                        MARCH 31, 2003


            PRUDENTIAL
            ACTIVE BALANCED FUND
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       The Prudential Investment Portfolios, Inc.
                         Prudential Active Balanced Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   9.60
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .07
Net realized and unrealized gain (loss) on investment
transactions                                                               .39
                                                                  ----------------
   Total from investment operations                                        .46
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.21)
Distributions from net realized gains                                       --
                                                                  ----------------
   Total distributions                                                    (.21)
                                                                  ----------------
Net asset value, end of period                                        $   9.85
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          4.69%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $361,799
Average net assets (000)                                              $372,023
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees(c)                                                                1.18%(d)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    .93%(d)
   Net investment income                                                  1.42%(d)
For Class A, B, C and Z shares:
   Portfolio turnover(e)                                                   107%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return of period of less than one full year is not annualized.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d) Annualized.
(e) Portfolio turnover for period of less than one full year is not annualized.

    52                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                 Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                               Class A
  --------------------------------------------------------------------------------------------------
                                       Year Ended September 30,
  --------------------------------------------------------------------------------------------------
      2002(b)              2001               2000               1999               1998
  --------------------------------------------------------------------------------------------------
      $  11.08           $  13.76           $  13.25           $  13.29            $14.41
  ----------------   ----------------       --------           --------           -------
           .18                .44                .38                .31               .44
         (1.37)             (2.31)              1.10               1.69              (.20)
  ----------------   ----------------       --------           --------           -------
         (1.19)             (1.87)              1.48               2.00               .24
  ----------------   ----------------       --------           --------           -------
          (.29)              (.38)              (.28)              (.30)             (.32)
            --               (.43)              (.69)             (1.74)            (1.04)
  ----------------   ----------------       --------           --------           -------
          (.29)              (.81)              (.97)             (2.04)            (1.36)
  ----------------   ----------------       --------           --------           -------
      $   9.60           $  11.08           $  13.76           $  13.25            $13.29
  ----------------   ----------------       --------           --------           -------
  ----------------   ----------------       --------           --------           -------
        (11.18)%           (14.40)%            11.56%             16.07%             1.93%
      $369,410           $474,409           $ 16,444           $ 10,397            $3,218
      $461,051           $456,359           $ 13,248           $  6,918            $2,090
          1.11%              1.21%              1.30%              1.41%             1.28%
           .86%               .96%              1.05%              1.16%             1.03%
          1.51%              2.21%              2.76%              2.29%             2.72%
           215%               134%               243%               230%              256%

    See Notes to Financial Statements                                     53

       The Prudential Investment Portfolios, Inc.
                          Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   9.56
                                                                  ----------------
Income from investment operations:
Net investment income                                                      .04
Net realized and unrealized gain (loss) on investment
transactions                                                               .38
                                                                  ----------------
   Total from investment operations                                        .42
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.13)
Distributions from net realized gains                                       --
                                                                  ----------------
   Total distributions                                                    (.13)
                                                                  ----------------
Net asset value, end of period                                        $   9.85
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          4.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $103,974
Average net assets (000)                                              $117,062
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   1.93%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    .93%(c)
   Net investment income                                                   .68%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return of period of less than one full year is not annualized.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c) Annualized.

    54                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                          Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                               Class B
  --------------------------------------------------------------------------------------------------
                                       Year Ended September 30,
  --------------------------------------------------------------------------------------------------
      2002(b)              2001               2000               1999               1998
  --------------------------------------------------------------------------------------------------
      $  11.00           $  13.68           $  13.17           $  13.22            $14.34
  ----------------   ----------------       --------           --------           -------
           .10                .40                .27                .19               .27
         (1.36)             (2.35)              1.11               1.69              (.14)
  ----------------   ----------------       --------           --------           -------
         (1.26)             (1.95)              1.38               1.88               .13
  ----------------   ----------------       --------           --------           -------
          (.18)              (.30)              (.18)              (.19)             (.21)
            --               (.43)              (.69)             (1.74)            (1.04)
  ----------------   ----------------       --------           --------           -------
          (.18)              (.73)              (.87)             (1.93)            (1.25)
  ----------------   ----------------       --------           --------           -------
      $   9.56           $  11.00           $  13.68           $  13.17            $13.22
  ----------------   ----------------       --------           --------           -------
  ----------------   ----------------       --------           --------           -------
        (11.73)%           (14.99)%            10.78%             15.12%             1.10%
      $124,201           $181,313           $ 18,648           $ 10,979            $3,038
      $169,928           $225,621           $ 13,794           $  7,018            $1,285
          1.86%              1.96%              2.05%              2.16%             2.03%
           .86%               .96%              1.05%              1.16%             1.03%
           .77%              1.55%              2.01%              1.54%             1.95%

    See Notes to Financial Statements                                     55

       The Prudential Investment Portfolios, Inc.
                       Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   9.56
                                                                      --------
Income from investment operations:
Net investment income                                                      .03
Net realized and unrealized gain (loss) on investment
transactions                                                               .39
                                                                      --------
   Total from investment operations                                        .42
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.13)
Distributions from net realized gains                                       --
                                                                      --------
   Total distributions                                                    (.13)
                                                                      --------
Net asset value, end of period                                        $   9.85
                                                                      --------
                                                                      --------
TOTAL RETURN(a):                                                          4.33%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 11,197
Average net assets (000)                                              $ 11,873
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                   1.93%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    .93%(c)
   Net investment income                                                   .67%(c)

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return of period of less than one full year is not annualized.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c) Annualized.

    56                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                      Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                               Class C
  --------------------------------------------------------------------------------------------------
                                       Year Ended September 30,
  --------------------------------------------------------------------------------------------------
      2002(b)              2001               2000               1999               1998
  --------------------------------------------------------------------------------------------------
      $  11.00           $  13.68            $13.17             $13.22             $14.34
      --------           --------           -------            -------            -------
           .08                .32               .27                .19                .48
         (1.34)             (2.27)             1.11               1.69               (.35)
      --------           --------           -------            -------            -------
         (1.26)             (1.95)             1.38               1.88                .13
      --------           --------           -------            -------            -------
          (.18)              (.30)             (.18)              (.19)              (.21)
            --               (.43)             (.69)             (1.74)             (1.04)
      --------           --------           -------            -------            -------
          (.18)              (.73)             (.87)             (1.93)             (1.25)
      --------           --------           -------            -------            -------
      $   9.56           $  11.00            $13.68             $13.17             $13.22
      --------           --------           -------            -------            -------
      --------           --------           -------            -------            -------
        (11.73)%           (14.99)%           10.78%             15.12%              1.10%
      $ 11,268           $ 16,423            $2,893             $1,117             $  284
      $ 15,577           $ 14,019            $1,741             $  674             $  118
          1.86%              1.96%             2.05%              2.16%              2.03%
           .86%               .96%             1.05%              1.16%              1.03%
           .76%              1.43%             2.02%              1.54%              2.04%

    See Notes to Financial Statements                                     57

       The Prudential Investment Portfolios, Inc.
                         Prudential Active Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $   9.66
                                                                  ----------------
Income from investment operations:
Net investment income (loss)                                               .09
Net realized and unrealized gain (loss) on investment
transactions                                                               .38
                                                                  ----------------
   Total from investment operations                                        .47
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.24)
Distributions from net realized gains                                       --
                                                                  ----------------
   Total distributions                                                    (.24)
                                                                  ----------------
Net asset value, end of period                                        $   9.89
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(a):                                                          4.75%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $165,463
Average net assets (000)                                              $168,409
Ratios to average net assets:
   Expenses, including distribution fees and service (12b-1)
   fees                                                                    .93%(c)
   Expenses, excluding distribution fees and service (12b-1)
   fees                                                                    .93%(c)
   Net investment income                                                  1.67%(c)

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return of period of less than one full year is not annualized.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c) Annualized.

    58                                     See Notes to Financial Statements

       The Prudential Investment Portfolios, Inc.
                        Prudential Active  Balanced Fund
             Financial Highlights (Unaudited) Cont'd.

                                               Class Z
  --------------------------------------------------------------------------------------------------
                                       Year Ended September 30,
  --------------------------------------------------------------------------------------------------
      2002(b)              2001               2000               1999               1998
  --------------------------------------------------------------------------------------------------
      $  11.14           $  13.79           $  13.27           $  13.32           $  14.45
  ----------------   ----------------   ----------------   ----------------   ----------------
           .21                .35                .40                .35                .38
         (1.37)             (2.17)              1.12               1.68               (.12)
  ----------------   ----------------   ----------------   ----------------   ----------------
         (1.16)             (1.82)              1.52               2.03                .26
  ----------------   ----------------   ----------------   ----------------   ----------------
          (.32)              (.40)              (.31)              (.34)              (.35)
            --               (.43)              (.69)             (1.74)             (1.04)
  ----------------   ----------------   ----------------   ----------------   ----------------
          (.32)              (.83)             (1.00)             (2.08)             (1.39)
  ----------------   ----------------   ----------------   ----------------   ----------------
      $   9.66           $  11.14           $  13.79           $  13.27           $  13.32
  ----------------   ----------------   ----------------   ----------------   ----------------
  ----------------   ----------------   ----------------   ----------------   ----------------
        (10.86)%           (13.96)%            11.87%             16.32%              2.12%
      $166,036           $207,850           $146,516           $124,250           $161,838
      $206,376           $230,926           $137,089           $130,052           $177,443
           .86%               .96%              1.05%              1.16%              1.03%
           .86%               .96%              1.05%              1.16%              1.03%
          1.76%              2.51%              2.99%              2.54%              2.99%

    See Notes to Financial Statements                                     59

The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities
Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK
WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate.
Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally.
Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month.
Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

                   www.prudential.com   (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq      CUSIP
------------    ------      -----
Class A         PIBAX     74437E883
Class B         PBFBX     74437E875
Class C         PABCX     74437E867
Class Z         PABFX     74437E859

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2003, were not audited and, accordingly, no auditors' opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

PRUDENTIAL FINANCIAL (LOGO)



Fund Symbols    Nasdaq    CUSIP
------------    ------    ----
Class A    PIBAX    74437E883
Class B    PBFBX    74437E875
Class C    PABCX    74437E867
Class Z    PABFX    74437E859

MF185E2    IFS-A080094